                                                                      EXHIBIT 99



TERM SHEETS

                              CMBS NEW ISSUE TERM SHEET

                              NATIONSLINK FUNDING CORPORATION
                              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                              CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C and D CERTIFICATES
                              $813,466,233 (APPROXIMATE)


                              October 27, 1999

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                           [BANK OF AMERICA LOGO]


         Banc of America Securities LLC, member NYSE/NASD/SIPC, is a subsidiary of Bank of America Corporation

NationsLink Funding Corporation
Commercial Mortgage Pass-Through Certificates
Series 1999-2
Class A-2, A-3, A-4, A-1C, A-2C, X, B, C and D Certificates
$813,466,233 (approximate)

Structure Overview


         ------------------------------------------------------------------------------------------------
         OFFERED CERTIFICATES

                      EXPECTED RATINGS                            APPROX.     APPROX.
                 -------------------------            APPROX.        % OF      CREDIT        AVERAGE
         CLASS     DCR      S&P     FITCH                SIZE       TOTAL     SUPPORT   LIFE (YRS)(1)
         ------------------------------------------------------------------------------------------------
         A-2       AAA      AAA       AAA      $   84,648,789       7.59%      27.17%         3.15
         A-3       AAA      AAA       AAA         232,000,439      20.80%      27.17%         5.70
         A-4       AAA      AAA       AAA         110,485,256       9.91%      27.17%         8.07
         A-1C      AAA      AAA       AAA         103,960,279       9.32%      27.17%         5.50
         A-2C      AAA      AAA       AAA         114,048,463      10.23%      27.17%         8.59
         X         AAA      AAAr      AAA       1,115,186,747         --          --          6.29(4)
         B         AA       AA        AA           56,107,669       5.03%      22.14%         8.90
         C         A        A         A            44,886,135       4.02%      18.11%         9.05
         D         BBB      BBB       BBB          67,329,203       6.04%      12.07%         9.14

                                                     ASSUMED
                        PRINCIPAL                      FINAL
         CLASS     WINDOW (MOS)(1)       DISTRIBUTION DATE(1)          COUPON
         ---------------------------------------------------------------------
         A-2               32 - 47          October 20, 2003             Fixed
         A-3               47 - 85         December 20, 2006             Fixed(2)
         A-4              85 - 107          October 20, 2008               WAC
         A-1C               1 - 98          January 20, 2008             Fixed(2)
         A-2C             98 - 107          October 20, 2008             Fixed(2)
         X                 1 - 162(4)           May 20, 2013(4)            VAR (IO)(3)
         B               107 - 108         November 20, 2008               WAC
         C               108 - 110          January 20, 2009               WAC
         D               110 - 111         February 20, 2009               WAC


         ------------------------------------------------------------------------------------------------
         NON-OFFERED CERTIFICATES

                      EXPECTED RATINGS                            APPROX.     APPROX.
                 -------------------------            APPROX.        % OF      CREDIT        AVERAGE
         CLASS     DCR      S&P     FITCH                SIZE       TOTAL     SUPPORT   LIFE (YRS)(1)
         ------------------------------------------------------------------------------------------------
         A-1       AAA      AAA       AAA      $  167,062,105      14.98%      27.17%         1.31
         ------------------------------------------------------------------------------------------------
         E         BBB-     BBB-      NR           16,832,300       1.51%      10.57%         9.22
         ------------------------------------------------------------------------------------------------
         F         NR       BB        NR           56,107,669       5.03%       5.53%         9.30
         ------------------------------------------------------------------------------------------------
         G         NR       BB-       NR            8,416,150       0.75%       4.78%         9.52
         ------------------------------------------------------------------------------------------------
         H         NR       B         NR           22,443,067       2.01%       2.77%        10.85
         ------------------------------------------------------------------------------------------------
         J         NR       B-        NR            2,805,383       0.25%       2.52%        11.22
         ------------------------------------------------------------------------------------------------
         K         NR       NR        NR           28,053,840       2.52%         --         13.06
         ------------------------------------------------------------------------------------------------


                                                     ASSUMED
                        PRINCIPAL                      FINAL
         CLASS     WINDOW (MOS)(1)       DISTRIBUTION DATE(1)          COUPON
         ---------------------------------------------------------------------
         A-1                1 - 32             July 20, 2002             Fixed
         ---------------------------------------------------------------------
         E               111 - 111         February 20, 2009             Fixed
         ---------------------------------------------------------------------
         F               111 - 114              May 20, 2009             Fixed
         ---------------------------------------------------------------------
         G               114 - 119          October 20, 2009             Fixed
         ---------------------------------------------------------------------
         H               119 - 135         February 20, 2011             Fixed
         ---------------------------------------------------------------------
         J               135 - 135         February 20, 2011             Fixed
         ---------------------------------------------------------------------
         K               135 - 171         February 20, 2014             Fixed
         ---------------------------------------------------------------------

(1) As of the Cut-off Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments on the Mortgage Loans, except that 6% CPR was assumed in the case of the Portfolio Mortgage Loans after the expiration of the applicable Lock-Out Period, if any.
(2)      Capped at the weighted average Net Mortgage Rate.
(3) The Class X Certificates will accrue interest on a Notional Amount equal to 100% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.

(4) As of the Cut-Off Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments on the Conduit Mortgage Loans through Lock-Out and Yield Maintenance, and 100% CPR thereafter. In the case of the Portfolio Mortgage Loans, 6% CPR was assumed after the expiration of the applicable Lock-Out Period, if any, through Yield Maintenance, and 100% CPR thereafter. Class X was subject to a clean-up call.

         This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C and D CERTIFICATES
$813,466,233
(APPROXIMATE)

  STRUCTURE SCHEMATIC


                                             Conduit                              Portfolio
                                             Mortgage                              Mortgage
                                              Loans                                 Loans
                                             --------                              --------


                        X (AAA)
                                           A-1C(AAA)(1)                          A-1(AAA)
                                                                                 A-2(AAA)

                                           A-2C(AAA)(1)                          A-3(AAA)(1)
                                                                                 A-4(AAA)(1)
                                                               B(AA)(2)
                                                               C(A)(2)
                                                               D(BBB)(2)
                        Notional(3)
                                                               E(BBB-) *
                                                               F(BB)   *
                                                               G(BB-)  *
                                                               H(B)    *
                                                               J(B-)   *
                                                               K(UR)   *

[ ]      Offered Certificates
[*]      Non-Offered Certificates

1) The Pass-Through Rate for any Class A-3, Class A-1C and Class A-2C Certificate on any Distribution Date will not exceed the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans. See "Description of the Certificates - Pass-Through Rates" in the Prospectus Supplement.
2) The Pass-Through Rate for the Class A-4, Class B, Class C, and Class D Certificates are equal to the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans.
3) The Pass-Through Rate for the Class X Certificate for any Distribution Date is variable and will, in general, equal the excess, if any, of
         (a) the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans, over (b) the weighted average of the Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-1C, Class A-2C, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, and Class K Certificates for such Distribution Date. See "Description of the Certificate - Pass-Through Rates" in the Prospectus Supplement.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

TRANSACTION TERMS

         NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 1999.

      --------------------------------------------------------------------------------
      Issue Type                 Sequential pay REMIC. Class A-2, A-3, A-4, A-1C,
                                 A-2C, X, B, C and D Certificates (the "Offered
                                 Certificates") are offered publicly. All other
                                 Certificates privately placed to qualified
                                 institutional buyers or to accredited investors.

      Cut-off Date               Loan characteristics are based on balances as of the
                                 Cut-off Date, November 10, 1999.

      Mortgage Pool              The Mortgage Pool consists of 154 Conduit Mortgage
                                 Loans and 176 Portfolio Mortgage Loans (together,
                                 the "Mortgage Loans") with an aggregate balance as
                                 of the Cut-off Date of $1,115,186,748 (the "Initial
                                 Pool Balance"), subject to a variance of plus or
                                 minus 5%. The Mortgage Loans are secured by 353
                                 properties (the "Mortgaged Properties") located
                                 throughout 31 states.

      DEPOSITOR                  NationsLink Funding Corporation, a Delaware
                                 corporation

      MORTGAGE LOAN SELLER       Bank of America, N.A., the entity resulting
                                 from the recent merger of Bank of America, N.A.
                                 (formerly known as NationsBank, N.A.) and Bank
                                 of America NT & SA. The Mortgage Pool will
                                 include two groups of Mortgage Loans; a group
                                 originated prior to the merger by Bank of
                                 America NT & SA (the "Portfolio Mortgage
                                 Loans") and a group originated prior to the
                                 merger by the former NationsBank, N.A. or its
                                 conduit participants.

      UNDERWRITER                Banc of America Securities LLC

      TRUSTEE                    Norwest Bank Minnesota, National Association

      MASTER/SPECIAL SERVICER    ORIX Real Estate Capital Markets, LLC

      RATING AGENCIES            Duff and Phelps, Standard & Poor's and Fitch IBCA,
                                 Inc.
      DENOMINATIONS              $10,000 minimum for Class A Certificates; $1,000,000
                                 (notional) minimum for Class X Certificates; and
                                 $100,000 minimum for all other Offered Certificates.
      SETTLEMENT DATE            On or about November 30, 1999
      SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.
      DISTRIBUTION DATE          Generally, the 20th day of each month, commencing
                                 with respect to the Offered Certificates in December
                                 1999

      INTEREST DISTRIBUTIONS     Interest will be distributed on each Distribution
                                 Date in sequential order of class desigations with
                                 Classes A-1, A-2, A-3, A-4, A-1C and A-2C ranking
                                 pari passu in entitlement to interest.

      PRINCIPAL DISTRIBUTIONS    Principal available from Loan Group 1
                                 will be allocated sequentially on each Distribution
                                 Date to A-1C, A-2C, A-1, A-2, A-3, A-4, B, C, D, E,
                                 F, G, H, J and K. Principal available from Loan
                                 Group 2 will be allocated sequentially on each
                                 Distribution Date to A-1, A-2, A-3, A-4, A-1C, A-2C,
                                 B, C, D, E, F, G, H, J and K. If the Certificate
                                 Balances of the Class B through K Certificates are
                                 reduced to zero, payments of principal to the Class
                                 A-1, A-2, A-3, A-4, A-1C and A-2C Certificates will
                                 be made pro rata.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

      TRANSACTION TERMS

      --------------------------------------------------------------------------------
      LOSSES

                                 To be applied first to Class K until reduced to
                                 zero, then to the next most subordinate Class, etc.

      PREPAYMENT PREMIUMS        The manner in which any prepayment premiums received
                                 during a particular Collection Period will be
                                 allocated to one or more of the classes of Offered
                                 Certificates is described in the "Description of the
                                 Certificates - Distributions - Distributions of
                                 Prepayment Premiums" in the preliminary prospectus
                                 supplement. See "Prepayment Premium Allocation" and
                                 the example provided herein.

      ADVANCES                   Subject to certain limitations, including, but not
                                 limited to, a recoverability determination, the
                                 Master Servicer will be required to advance certain
                                 principal, interest and other expenses. In the event
                                 that the Master Servicer fails to make such
                                 advances, the Trustee will be required to do so.

      APPRAISAL REDUCTIONS       If a Mortgage Loan becomes more than 60 days
                                 delinquent or Mortgage Loan becomes REO or the
                                 Special Servicer materially modifies a Mortgage
                                 Loan, the Special Servicer will obtain an appraisal
                                 on the property. Advances of delinquent interest on
                                 the most subordinate class will be reduced to the
                                 extent of the interest on the Appraisal Reduction
                                 Amount. The Appraisal Reduction Amount will
                                 generally be equal to the difference between (a) the
                                 scheduled balance of the Mortgage Loan plus any
                                 unpaid advances outstanding and other amounts
                                 payable with respect thereto and (b) an amount equal
                                 to 90% of the appraised value of the property.

      OPTIONAL CALL              1.0% clean-up call, at the option of the Master
                                 Servicer or the majority holder of the Controlling
                                 Class.

      CONTROLLING CLASS          The most subordinate Class of Sequential Pay
                                 Certificates with outstanding Certificate Balance at
                                 least equal to 25% of its initial Certificate
                                 Balance (or, if no such Class satisfies such
                                 criteria, the Class of Sequential Pay Certificates
                                 with the largest outstanding Certificate Balance),
                                 subject to rating agency constraints.

      ERISA                      The Class A and Class X Certificates will be ERISA
                                 eligible.

      SMMEA                      The Class A, X and B Certificates will be
                                 "mortgage-related securities" for the purposes of SMMEA.

      ELECTRONIC REPORTING       Information will be provided for modeling on
                                 Bloomberg, Trepp, Conquest and Intex. Loan-level
                                 detail will be available through the Trustee's
                                 website.

      CONTACT                    Banc of America Securities LLC
                                 Commercial Mortgage Sales & Trading
                                 Ken Rivkin   Bill Hale    Geordie Walker
                                 (704) 388-1597    (704) 388-9677 (Fax)

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS        ----------------------------------------------------------------
AS OF THE CUT-OFF DATE               GENERAL CHARACTERISTICS
                                     Initial Pool Balance                              $1,115,186,748
                                     Number of Mortgage Loans                                     330
                                     Number of Mortgaged Properties                               353
                                     Average Cut-off Date Balance                          $3,379,354
                                     Weighted Average Mortgage Rate                            7.804%
                                     Weighted Average Remaining Term to Maturity            93 months
                                     Weighted Average Underwriting DSCR                         1.38x
                                     Weighted Average Cut-off Date LTV Ratio                    67.4%
                                     Weighted Average Remaining Lock-out Period             44 months


                                     [MAP]
            Showing % of Initial Pool Balance Distribution per State

                     State                  Initial Pool Balance
                     -----                  --------------------

                      CA                            35.8%
                      OR                             5.0%
                      WA                            10.4%
                      NV                            10.6%
                      AZ                             5.5%
                      TX                             5.4%
                      FL                             8.1%
                      NC                             2.1%
                      VA                             2.3%
                      NJ                             2.3%


           Other States: 12.5% of Initial Pool Balance (Alaska 0.6%)


-------------------------------------------------------------------
LOAN BALANCE PER UNIT / SF / BED / PAD / ROOM

Multifamily Balance Per Unit                             $34,875.44
Retail Balance Per Square Foot                                81.69
Industrial Balance Per Square Foot                            36.79
Office Balance Per Square Foot                               100.50
Health Care Balance Per Bed                               44,376.02
Mobile Home Balance Per Pad                               18,011.69
Mini Storage Balance Per Square Foot                          32.60
Special Purpose Balance Per Square Foot                       72.08
Hotel Balance Per Room                                    72,968.71
Mixed Use Balance Per Square Foot                             35.26


                         Mortgage Pool by Property Type
                                  [PIE CHART]

                     Multifamily                     32.1%
                     Retail                          26.2%
                     Industrial                      13.5%
                     Office                          13.2%
                     Health Care                      5.3%
                     Mobile Home                      3.2%
                     Mini Storage                     2.7%
                     Special Purpose                  2.5%
                     Hotel                            0.8%
                     Mixed Use                        0.3%

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

---------------------------------------------------------------------------------------------------------------------------------
PROPERTY LOCATION - ALL LOANS
                                                                                              WEIGHTED      WEIGHTED    WEIGHTED
                            NUMBER OF           % OF           AGGREGATE            % OF       AVERAGE       AVERAGE     AVERAGE
                            MORTGAGED      MORTGAGED        CUT-OFF DATE    INITIAL POOL  UNDERWRITING  CUT-OFF DATE    MORTGAGE
STATE/COUNTY                PROPERTIES    PROPERTIES             BALANCE         BALANCE      DSCR (1)  LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------------

CA                        132                  37.4%      $  399,756,342           35.8%         1.37x          64.8%      8.127%
     Los Angeles                    37         10.5           96,108,911            8.6          1.41           63.7       8.087
     Sacramento                      8          2.3           53,198,189            4.8          1.25           69.3       7.576
     Orange                         21          5.9           48,070,771            4.3          1.48           60.7       8.317
     Riverside                       7          2.0           27,763,374            2.5          1.30           67.5       8.214
     Santa Clara                     7          2.0           26,298,703            2.4          1.26           64.5       8.886
     Ventura                         5          1.4           25,626,776            2.3          1.47           62.0       8.649
     San Diego                       8          2.3           21,365,130            1.9          1.33           64.8       8.709
     Alameda                         8          2.3           15,475,879            1.4          1.34           66.9       7.785
     Contra Costa                    4          1.1           14,289,842            1.3          1.19           71.7       7.493
     San Luis Obispo                 1          0.3           10,803,864            1.0          1.19           74.5       7.500
     Other Counties                 26          7.4           60,754,904            5.4          1.44           61.9       8.079
NV                         27                   7.6          118,634,985           10.6          1.32           68.4       7.723
WA                         37                  10.5          116,180,280           10.4          1.53           64.9       8.087
FL                         16                   4.5           89,820,903            8.1          1.28           73.1       7.223
AZ                         27                   7.6           60,790,914            5.5          1.50           67.2       7.692
TX                         14                   4.0           59,718,065            5.4          1.36           66.9       7.070
OR                         15                   4.2           55,278,972            5.0          1.33           66.7       8.050
VA                          8                   2.3           26,193,949            2.3          1.36           71.5       7.713
NJ                          7                   2.0           25,979,179            2.3          1.32           69.4       7.681
NC                          6                   1.7           23,941,967            2.1          1.29           79.5       7.265
Other States               64                  18.1          138,891,190           12.5          1.43           69.7       7.484
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                 353                 100.0%      $1,115,186,748          100.0%         1.38X          67.4%     7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value. (The Mortgaged Properties are located throughout 31 states.)

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE - ALL LOANS
                                                                       WEIGHTED                   WEIGHTED                WEIGHTED
                 NUMBER OF       % OF       AGGREGATE         % OF      AVERAGE      MIN/MAX       AVERAGE        MIN/MAX  AVERAGE
                 MORTGAGED  MORTGAGED    CUT-OFF DATE INITIAL POOL UNDERWRITING UNDERWRITING  CUT-OFF DATE   CUT-OFF DATE MORTGAGE
PROPERTY TYPE   PROPERTIES PROPERTIES         BALANCE      BALANCE     DSCR (1)     DSCR (1) LTV RATIO (2)  LTV RATIO (2)     RATE
----------------------------------------------------------------------------------------------------------------------------------
Multifamily            110       31.2%   $358,476,019        32.1%        1.40x  1.10 / 4.88         68.0%    21.9 / 79.8   7.539%
Retail                  80       22.7     292,716,561        26.2         1.31   1.12 / 2.32         70.3     30.7 / 82.0   7.734
Industrial              63       17.8     150,966,724        13.5         1.39   1.11 / 2.83         64.7     22.4 / 80.6   8.092
Office                  42       11.9     147,560,008        13.2         1.32   1.11 / 1.81         69.3     24.0 / 82.0   7.696
Health Care             13        3.7      59,342,777         5.3         1.59   1.15 / 4.61         63.0     41.9 / 73.7   8.482
Mobile Home             13        3.7      35,631,889         3.2         1.42   1.20 / 2.95         63.1     24.7 / 72.4   7.840
Mini Storage            19        5.4      30,148,455         2.7         1.62   1.26 / 2.00         58.3     29.5 / 75.5   8.257
Special Purpose         10        2.8      28,027,440         2.5         1.33   1.11 / 1.68         60.9     45.8 / 70.7   8.420
Hotel                    2        0.6       8,540,909         0.8         1.62   1.55 / 1.81         54.9     53.3 / 59.1   8.945
Mixed Use                1        0.3       3,775,967         0.3         1.45   1.45 / 1.45         69.9     69.9 / 69.9   9.375
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV            353      100.0% $1,115,186,748       100.0%        1.38X  1.10 / 4.88         67.4%    21.9 / 82.0   7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

----------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE - ALL LOANS
                                                                                            WEIGHTED          WEIGHTED   WEIGHTED
                           NUMBER OF         % OF        AGGREGATE             % OF          AVERAGE           AVERAGE    AVERAGE
                            MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL     UNDERWRITING      CUT-OFF DATE   MORTGAGE
CUT-OFF DATE BALANCE           LOANS        LOANS          BALANCE          BALANCE         DSCR (1)     LTV RATIO (2)       RATE
----------------------------------------------------------------------------------------------------------------------------------
$317,179 - $999,999               32          9.7%  $   24,353,436             2.2%             1.45x            66.5%      7.759%
$1,000,000 - $1,999,999          101         30.6      166,731,110            15.0              1.55             62.5       8.010
$2,000,000 - $2,999,999           76         23.0      189,680,353            17.0              1.40             65.2       7.815
$3,000,000 - $3,999,999           43         13.0      148,473,817            13.3              1.40             64.9       8.040
$4,000,000 - $4,999,999           26          7.9      115,028,417            10.3              1.36             69.7       7.776
$5,000,000 - $7,499,999           25          7.6      148,055,631            13.3              1.33             66.4       8.115
$7,500,000 - $9,999,999           12          3.6      102,622,821             9.2              1.33             69.3       7.726
$10,000,000 - $14,999,999         11          3.3      126,269,977            11.3              1.32             71.8       7.536
$20,000,000 - $25,919,852          4          1.2       93,971,185             8.4              1.24             75.4       7.050
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                        330        100.0%  $1,115,186,748           100.0%             1.38x            67.4%      7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-   (THE AVERAGE CUT-OFF DATE BALANCE IS $3,379,354.)



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE RATE - ALL LOANS
                                                                                      WEIGHTED          WEIGHTED    WEIGHTED
                    NUMBER OF         % OF         AGGREGATE             % OF          AVERAGE           AVERAGE     AVERAGE
                     MORTGAGE     MORTGAGE      CUT-OFF DATE     INITIAL POOL     UNDERWRITING      CUT-OFF DATE    MORTGAGE
MORTGAGE RATE           LOANS        LOANS           BALANCE          BALANCE         DSCR (1)     LTV RATIO (2)        RATE
----------------------------------------------------------------------------------------------------------------------------
6.348% - 6.499%             2         0.6%    $    4,864,366             0.4%             1.30x            79.1%       6.390%
6.500% - 6.999%            29         8.8        133,479,507            12.0              1.36             73.1        6.791
7.000% - 7.249%            32         9.7        143,312,515            12.9              1.30             73.5        7.127
7.250% - 7.499%            42        12.7        169,885,396            15.2              1.36             71.1        7.320
7.500% - 7.749%            37        11.2        121,197,567            10.9              1.33             67.8        7.592
7.750% - 7.999%            45        13.6        134,991,710            12.1              1.43             65.0        7.869
8.000% - 8.499%            61        18.5        162,292,314            14.6              1.45             63.7        8.184
8.500% - 8.999%            57        17.3        162,449,988            14.6              1.45             62.4        8.648
9.000% - 9.499%            15         4.5         48,634,793             4.4              1.33             62.5        9.148
9.500% - 9.999%             6         1.8         18,858,888             1.7              1.40             55.5        9.772
10.000% - 10.375%           4         1.2         15,219,703             1.4              1.38             55.6       10.270
----------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV               330       100.0%    $1,115,186,748           100.0%             1.38X            67.4%       7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-  THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.804%.

---------------------------------------------------------------------------------------------------------------------------------
UNDERWRITING DEBT SERVICE COVERAGE RATIO - ALL LOANS
                                                                                              WEIGHTED       WEIGHTED    WEIGHTED
                              NUMBER OF         % OF         AGGREGATE           % OF          AVERAGE        AVERAGE     AVERAGE
                               MORTGAGE     MORTGAGE      CUT-OFF DATE   INITIAL POOL     UNDERWRITING   CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO       LOANS        LOANS           BALANCE        BALANCE         DSCR (1)   LTV RATIO (2)       RATE
---------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                       29          8.8%   $   87,982,085           7.9%             1.15x          65.8%      8.395%
1.20x - 1.24x                       36         10.9       196,698,985          17.6              1.22           70.3       7.677
1.25x - 1.29x                       74         22.4       260,634,848          23.4              1.27           72.6       7.558
1.30x - 1.34x                       48         14.5       164,293,679          14.7              1.32           69.8       7.633
1.35x - 1.39x                       30          9.1        89,292,897           8.0              1.37           65.9       7.975
1.40x - 1.49x                       37         11.2       115,674,650          10.4              1.44           66.3       7.607
1.50x - 1.59x                       25          7.6        76,088,188           6.8              1.54           63.7       8.013
1.60x - 1.69x                       15          4.5        46,771,388           4.2              1.63           59.0       8.587
1.70x - 1.79x                        8          2.4        22,666,768           2.0              1.73           58.9       7.884
1.80x - 1.89x                        6          1.8        10,328,073           0.9              1.82           54.2       8.267
1.90x - 1.99x                        6          1.8        10,904,017           1.0              1.95           56.2       8.294
2.00x - 2.99x                       13          3.9        28,285,400           2.5              2.42           44.4       8.119
3.00x - 4.88x                        3          0.9         5,565,769           0.5              4.28           36.9       7.801
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        330        100.0%   $1,115,186,748         100.0%             1.38X          67.4%      7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-  THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.38X.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------------------------------------------------------
ASSUMED DEBT SERVICE COVERAGE RATIO - ALL LOANS
                                                                                           WEIGHTED        WEIGHTED     WEIGHTED
                              NUMBER OF         % OF        AGGREGATE             % OF      AVERAGE         AVERAGE      AVERAGE
                               MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL      ASSUMED     UT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO       LOANS        LOANS          BALANCE          BALANCE     DSCR (1)    TV RATIO (2)         RATE
--------------------------------------------------------------------------------------------------------------------------------
1.12x - 1.19x                        19          5.8%  $  101,110,797              9.1%        1.16x           72.9%       6.903%
1.20x - 1.24x                        18          5.5      123,090,241             11.0         1.22            76.4        7.162
1.25x - 1.29x                        25          7.6       93,655,151              8.4         1.27            75.5        7.312
1.30x - 1.34x                        32          9.7      101,586,895              9.1         1.32            74.2        7.420
1.35x - 1.39x                        31          9.4       86,388,551              7.7         1.37            68.2        7.682
1.40x - 1.49x                        55         16.7      177,471,967             15.9         1.44            67.4        7.880
1.50x - 1.59x                        33         10.0      104,553,432              9.4         1.54            67.6        8.290
1.60x - 1.69x                        19          5.8       53,992,490              4.8         1.64            63.5        8.109
1.70x - 1.79x                        22          6.7       62,091,710              5.6         1.74            63.3        8.269
1.80x - 1.89x                        15          4.5       52,938,475              4.7         1.85            61.9        8.656
1.90x - 1.99x                        13          3.9       41,276,601              3.7         1.93            61.5        8.226
2.00x - 2.99x                        34         10.3       89,260,099              8.0         2.33            51.8        8.724
3.00x - 5.88x                        14          4.2       27,770,339              2.5         3.94            38.2        8.237
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         330        100.0%  $1,115,186,748            100.0%        1.57X           67.4%       7.804%

(1) Assumed DSCR is the ratio of the Underwriting Cash Flow to a Debt Service payment based on an 8.5% constant.
(2) Cut-off Date LTV means the Cut-off Date
    Balance divided by the Appraisal Value.

-  THE WEIGHTED AVERAGE ASSUMED DEBT SERVICE COVERAGE RATIO IS 1.57X.

---------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED     WEIGHTED
                          NUMBER OF         % OF         AGGREGATE             % OF         AVERAGE          AVERAGE      AVERAGE
                           MORTGAGE     MORTGAGE      CUT-OFF DATE     INITIAL POOL    UNDERWRITING     CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO       LOANS         LOANS           BALANCE          BALANCE        DSCR (1)    LTV RATIO (2)         RATE
---------------------------------------------------------------------------------------------------------------------------------
21.87% - 29.9%                   6          1.8%    $    8,139,301              0.7%           2.65x            24.1%       7.684%
30.0% - 49.9%                   28          8.5         62,679,760              5.6            1.85             41.7        8.591
50.0% - 59.9%                   41         12.4        110,798,975              9.9            1.51             55.5        8.347
60.0% - 64.9%                   51         15.5        179,668,921             16.1            1.42             62.9        8.032
65.0% - 69.9%                   77         23.3        236,531,721             21.2            1.31             67.4        8.057
70.0% - 74.9%                   72         21.8        281,030,489             25.2            1.30             72.7        7.546
75.0% - 79.9%                   51         15.5        218,260,017             19.6            1.29             78.0        7.203
80.0% - 82.03%                   4          1.2         18,077,564              1.6            1.24             81.6        7.509
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                    330        100.0%    $1,115,186,748            100.0%           1.38X            67.4%       7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-  THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 67.4%.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE LOAN-TO-VALUE RATIO - ALL LOANS
                                                                                           WEIGHTED          WEIGHTED    WEIGHTED
                         NUMBER OF         % OF         AGGREGATE             % OF          AVERAGE           AVERAGE     AVERAGE
                          MORTGAGE     MORTGAGE      CUT-OFF DATE     INITIAL POOL     UNDERWRITING     MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO      LOANS        LOANS           BALANCE          BALANCE         DSCR (1)     LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------------
0.00% - 24.9%                   26          7.9%   $   59,641,642             5.3%             1.51x             2.9%      8.284%
25.0% - 49.9%                   60         18.2       153,645,114            13.8              1.63             39.3       8.225
50.0% - 59.9%                   97         29.4       341,314,418            30.6              1.37             56.0       7.980
60.0% - 64.9%                   68         20.6       237,777,181            21.3              1.32             62.1       7.810
65.0% - 69.9%                   62         18.8       248,906,533            22.3              1.31             67.0       7.268
70.0% - 74.9%                   13          3.9        60,661,574             5.4              1.27             71.0       7.457
75.0% - 80.40%                   4          1.2        13,240,284             1.2              1.31             76.7       7.804
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                    330        100.0    $1,115,186,748           100.0%             1.38X            55.7%      7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the
    Appraisal Value.

-   THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 55.7%.

--------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY - ALL LOANS
                                                                                   WEIGHTED       WEIGHTED  WEIGHTED
                           NUMBER OF      % OF        AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                            MORTGAGE  MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
ORIGINAL TERM TO MATURITY      LOANS     LOANS          BALANCE       BALANCE      DSCR (1)  LTV RATIO (2)      RATE
--------------------------------------------------------------------------------------------------------------------
60 months                          5       1.5%  $   18,020,477           1.6%         1.49x         69.3%    8.296%
61 - 83 months                     3       0.9        8,288,826           0.7          1.60          57.9     8.069
84 months                         31       9.4       83,029,009           7.4          1.42          63.4     8.385
85 - 99 months                     3       0.9       10,482,413           0.9          1.36          60.4     8.330
100 - 119 months                  14       4.2       48,626,087           4.4          1.57          64.4     7.799
120 months                       227      68.8      774,209,133          69.4          1.36          68.8     7.662
121 - 139 months                  10       3.0       39,107,409           3.5          1.50          63.5     8.608
140 - 179 months                   9       2.7       54,310,064           4.9          1.33          72.2     7.492
180 months                        26       7.9       75,936,820           6.8          1.33          60.0     8.185
240 months                         1       0.3        1,551,460           0.1          1.36          59.9     7.400
355 months                         1       0.3        1,625,049           0.1          1.81          24.0     8.625
-------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                      330     100.0%  $1,115,186,748         100.0%         1.38X         67.4%    7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-   THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 122 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM - ALL LOANS
                                                                                      WEIGHTED       WEIGHTED  WEIGHTED
                            NUMBER OF      % OF         AGGREGATE           % OF       AVERAGE        AVERAGE   AVERAGE
                             MORTGAGE  MORTGAGE      CUT-OFF DATE   INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
ORIGINAL AMORTIZATION TERM      LOANS     LOANS           BALANCE        BALANCE      DSCR (1)  LTV RATIO (2)      RATE
----------------------------------------------------------------------------------------------------------------------
96 - 179 months                     3       0.9%   $    7,160,808            0.6%         1.24x         39.7%    8.022%
180 months                         19       5.8        45,415,425            4.1          1.31          53.8     8.426
181 - 239 months                    2       0.6         9,378,344            0.8          1.59          61.0     7.598
240 months                         42      12.7       122,035,425           10.9          1.56          57.6     8.493
241 - 299 months                    4       1.2        17,155,224            1.5          1.34          70.2     7.394
300 months                        134      40.6       436,498,983           39.1          1.39          66.5     8.071
301 - 359 months                    4       1.2        18,210,664            1.6          1.38          61.8     8.056
360 months                        122      37.0       459,331,874           41.2          1.33          72.9     7.313
----------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                       330     100.0%   $1,115,186,748          100.0%         1.38X         67.4%    7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

       -  THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 312 MONTHS.

---------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO MATURITY - ALL LOANS
                                                                                        WEIGHTED       WEIGHTED   WEIGHTED
                             NUMBER OF        % OF       AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
                              MORTGAGE    MORTGAGE    CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
REMAINING TERM TO MATURITY       LOANS       LOANS         BALANCE        BALANCE       DSCR (1)  LTV RATIO (2)       RATE
--------------------------------------------------------------------------------------------------------------------------
3 - 19 months                      12         3.6%   $   32,237,481          2.9%          1.58x          62.4%     8.525%
20 - 39 months                     25         7.6        73,107,125          6.6           1.38           63.9      8.419
40 - 59 months                     13         3.9        37,320,229          3.3           1.41           59.7      8.058
60 - 79 months                     56        17.0       209,352,534         18.8           1.37           63.1      8.319
80 - 99 months                     52        15.8       180,107,901         16.2           1.47           66.5      8.087
100 - 109 months                   76        23.0       285,382,517         25.6           1.34           71.9      7.136
110 - 119 months                   66        20.0       189,195,929         17.0           1.39           70.8      7.582
120 - 139 months                    5         1.5        43,236,604          3.9           1.24           70.9      7.776
140 - 159 months                    9         2.7        27,170,094          2.4           1.30           58.2      8.302
160 - 171 months                   16         4.8        38,076,335          3.4           1.39           65.4      7.399
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                       330       100.0%   $1,115,186,748        100.0%          1.38X          67.4%     7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

       -   THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 93 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - ALL LOANS
                                                                                               WEIGHTED        WEIGHTED   WEIGHTED
                                    NUMBER OF       % OF        AGGREGATE           % OF        AVERAGE         AVERAGE    AVERAGE
                                     MORTGAGE   MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE   MORTGAGE
REMAINING STATED AMORTIZATION TERM      LOANS      LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
----------------------------------------------------------------------------------------------------------------------------------
33 - 149 months                            13       3.9%   $   36,040,203            3.2%          1.31x          48.5%     8.624%
150 - 174 months                           14       4.2        25,436,856            2.3           1.41           55.5      8.154
175 - 199 months                           17       5.2        66,798,427            6.0           1.50           57.2      8.755
200 - 224 months                           16       4.8        37,793,628            3.4           1.78           55.3      8.364
225 - 249 months                           39      11.8       118,373,825           10.6           1.35           63.7      8.385
250 - 274 months                           54      16.4       195,525,285           17.5           1.40           66.5      8.117
275 - 299 months                           56      17.0       174,744,276           15.7           1.38           68.3      7.697
300 - 324 months                           11       3.3        46,876,661            4.2           1.38           70.6      7.932
325 - 349 months                           68      20.6       274,894,435           24.7           1.32           72.8      7.150
350 - 354 months                           42      12.7       138,703,152           12.4           1.36           74.2      7.371
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                               330     100.0%   $1,115,186,748          100.0%          1.38X          67.4%     7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-   THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 283 MONTHS.

-------------------------------------------------------------------------------------------------------------------
SEASONING - ALL LOANS
                                                                                WEIGHTED        WEIGHTED   WEIGHTED
                   NUMBER OF       % OF          AGGREGATE           % OF        AVERAGE         AVERAGE    AVERAGE
                    MORTGAGE   MORTGAGE       CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE   MORTGAGE
SEASONING              LOANS      LOANS            BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------
6 - 12 months             95       28.8%    $  295,124,237          26.5%           1.35x          71.6%     7.432%
13 - 24 months            86       26.1        320,860,119          28.8            1.35           71.0      7.245
25 - 36 months            37       11.2        108,741,172           9.8            1.57           60.9      8.388
37 - 48 months            49       14.8        178,996,098          16.1            1.38           65.0      8.021
49 - 60 months            35       10.6        140,451,903          12.6            1.35           63.2      8.671
61 - 72 months            20        6.1         53,361,078           4.8            1.45           57.6      8.739
73 - 84 months             5        1.5         12,283,307           1.1            1.45           62.2      8.679
85 - 120 months            1        0.3          2,192,324           0.2            1.10           65.9      8.875
121 - 160 months           1        0.3          1,551,460           0.1            1.36           59.9      8.400
161 - 296 months           1        0.3          1,625,049           0.1            1.81           24.0      8.625
------------------------------------------------------------------------------------------------------------------
TOTAL / WAV              330      100.0%    $1,115,186,748         100.0%           1.38X          67.4%     7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the
    Appraisal Value.

-   THE WEIGHTED AVERAGE LOAN AGE IS 29 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - ALL LOANS
                                                                                                 WEIGHTED       WEIGHTED   WEIGHTED
                                        NUMBER OF      % OF        AGGREGATE          % OF        AVERAGE        AVERAGE    AVERAGE
                                         MORTGAGE  MORTGAGE     CUT-OFF DATE  INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
PREPAYMENT PROVISIONS                       LOANS     LOANS          BALANCE       BALANCE       DSCR (1)  LTV RATIO (2)       RATE
-----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance                             155      47.0%  $  528,303,321         47.4%         1.39x          63.2%      8.182%
Lockout/Open (3)                              134      40.6      414,356,761         37.2          1.34           72.8       7.275
Lockout/Yield Maintenance/Open                 17       5.2       89,546,291          8.0          1.39           68.0       7.783
Open/Yield Maintenance (4)                      8       2.4       26,169,505          2.3          1.41           66.8       8.560
Lockout/Yield Maintenance/Open (3)              5       1.5       24,226,908          2.2          1.28           75.9       7.107
Yield Maintenance/Open                          4       1.2       19,038,215          1.7          1.98           59.0       8.566
Lockout/Yield Maint./Decl. Penalty/Open         2       0.6        5,612,530          0.5          1.30           76.9       7.301
Open/Lockout/Yield Maintenance/Open(4)          1       0.3        2,192,324          0.2          1.10           65.9       8.875
Partial Open/Declining Penalty (4)              1       0.3        1,625,049          0.1          1.81           24.0       8.625
Lockout/Yield Maintenance                       1       0.3        1,554,183          0.1          1.77           56.5       9.000
Yield Maintenance (5)                           1       0.3        1,551,460          0.1          1.36           59.9       8.400
Open                                            1       0.3        1,010,199          0.1          1.69           29.5       8.510
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                                   330     100.0%  $1,115,186,748        100.0%         1.38X          67.4%      7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) These loans are subject to a Defeasance option.
(4) These loans are past their initial Open period.
(5) This loan is in the final Yield Maintenance period.

----------------------------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - ALL LOANS

                                                                                                 WEIGHTED       WEIGHTED  WEIGHTED
                                        NUMBER OF      % OF        AGGREGATE          % OF        AVERAGE        AVERAGE   AVERAGE
                                         MORTGAGE  MORTGAGE     CUT-OFF DATE  INITIAL POOL   UNDERWRITING   CUT-OFF DATE  MORTGAGE
YEAR                                        LOANS     LOANS          BALANCE       BALANCE       DSCR (1)  LTV RATIO (2)      RATE
----------------------------------------------------------------------------------------------------------------------------------
1974                                            1      0.3%   $    1,625,049          0.1%         1.81x           24.0%     8.625%
1987                                            1      0.3         1,551,460          0.1          1.36            59.9      8.400
1990                                            1      0.3         2,192,324          0.2          1.10            65.9      8.875
1992                                            1      0.3         3,594,687          0.3          1.23            70.5      9.130
1993                                            5      1.5        10,507,426          0.9          1.55            58.3      8.494
1994                                           28      8.5        92,580,079          8.3          1.38            58.4      8.949
1995                                           49     14.8       190,279,903         17.1          1.35            65.8      8.161
1996                                           38     11.5       124,883,502         11.2          1.46            63.2      8.314
1997                                           41     12.4       143,844,499         12.9          1.48            64.5      8.033
1998                                          122     37.0       411,380,996         36.9          1.34            71.4      7.204
1999                                           43     13.0       132,746,822         11.9          1.37            71.9      7.503
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                                   330    100.0%   $1,115,186,748        100.0%         1.38X           67.4%     7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



----------------------------------------------------------------------------------------------------------------------------------
YEAR OF MATURITY - ALL LOANS

                                                                                                  WEIGHTED       WEIGHTED WEIGHTED
                                       NUMBER OF         % OF        AGGREGATE          % OF       AVERAGE        AVERAGE  AVERAGE
                                        MORTGAGE     MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE MORTGAGE
YEAR                                       LOANS        LOANS          BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)     RATE
----------------------------------------------------------------------------------------------------------------------------------
2000                                           5         1.5%   $   13,867,509          1.2%         1.48x          66.2%    8.300%
2001                                          14         4.2        40,222,938          3.6          1.52           60.8     8.757
2002                                          15         4.5        41,000,020          3.7          1.37           62.6     8.302
2003                                           6         1.8        17,176,566          1.5          1.45           66.4     8.241
2004                                          13         3.9        42,745,949          3.8          1.35           61.8     8.238
2005                                          25         7.6       101,602,444          9.1          1.36           63.1     8.390
2006                                          43        13.0       150,637,284         13.5          1.38           64.9     8.208
2007                                          28         8.5        85,928,384          7.7          1.57           64.8     8.137
2008                                          85        25.8       324,326,692         29.1          1.34           71.4     7.203
2009                                          67        20.3       199,846,229         17.9          1.38           70.5     7.659
2010                                           3         0.9         8,257,835          0.7          1.28           55.2     8.312
2011                                           3         0.9        30,364,184          2.7          1.26           74.5     7.267
2012                                           6         1.8        19,387,773          1.7          1.22           59.6     8.295
2013                                          11         3.3        24,660,253          2.2          1.45           64.3     7.523
2014                                           6         1.8        15,162,688          1.4          1.32           64.7     7.359
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                    330       100.0%   $1,115,186,748        100.0%         1.38x          67.4%    7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.



-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOAN ORIGINATOR/SUB-SERVICER - ALL LOANS

                                                                                                  WEIGHTED       WEIGHTED  WEIGHTED
                                         NUMBER OF       % OF        AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                                          MORTGAGE   MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
ORIGINATOR/SUB-SERVICER                      LOANS      LOANS          BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)      RATE
----------------------------------------------------------------------------------------------------------------------------------
Bank of America (3)                            296      89.7%   $  953,625,243         85.5%         1.39x          66.4%    7.884%
Berkshire Mortgage Finance                      11       3.3        54,900,383          4.9          1.39           71.1     7.317
Patrician Financial Company                      7       2.1        36,013,750          3.2          1.32           72.0     7.540
L.J. Melody & Company                            3       0.9        28,894,789          2.6          1.23           77.2     7.107
Washington Mortgage Financial Group              6       1.8        19,467,813          1.7          1.29           74.2     7.448
Bankers Mutual Mortgage Inc                      2       0.6        11,453,319          1.0          1.23           72.7     7.252
ARCS Commercial                                  3       0.9         5,711,241          0.5          1.31           75.2     7.412
First Security Bank, N.A                         2       0.6         5,120,209          0.5          1.28           71.1     6.955
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      330     100.0%   $1,115,186,748        100.0%         1.38x          67.4%    7.804%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) Bank of America includes loans originated by both NationsBank, N.A. and Bank of America, NT&SA.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



----------------------------------------------------------------------------------------------------------------------------------
PROPERTY LOCATION - CONDUIT LOANS

                                                                                                  WEIGHTED       WEIGHTED  WEIGHTED
                                     NUMBER OF          % OF         AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                                     MORTGAGED     MORTGAGED      CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
STATE/COUNTY                        PROPERTIES    PROPERTIES           BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)      RATE
----------------------------------------------------------------------------------------------------------------------------------
CA                                 40                  23.8%      $ 98,333,613         18.9%         1.33x          71.0%    7.214%
  Los Angeles                               14          8.3         26,662,431          5.1          1.39           70.3     7.078
  Sacramento                                 1          0.6         24,328,468          4.7          1.21           78.5     7.040
  Orange                                     6          3.6         11,399,663          2.2          1.45           61.4     7.534
  Contra Costa                               1          0.6         10,406,468          2.0          1.20           74.3     7.125
  San Diego                                  4          2.4          8,938,280          1.7          1.30           72.0     7.338
  Santa Barbara                              1          0.6          2,464,700          0.5          1.25           67.5     7.620
  San Mateo                                  1          0.6          2,305,642          0.4          1.57           57.6     7.460
  San Bernardino                             2          1.2          1,979,071          0.4          1.67           63.2     7.234
  Santa Clara                                1          0.6          1,966,902          0.4          1.41           66.7     6.598
  Alameda                                    2          1.2          1,740,913          0.3          1.33           66.8     7.543
  Other Counties                             7          4.2          6,141,075          1.2          1.35           67.3     7.713
FL                                 16                   9.5         89,820,903         17.2          1.28           73.1     7.223
NV                                 10                   6.0         60,828,901         11.7          1.31           74.8     7.354
AZ                                 15                   8.9         30,171,244          5.8          1.56           70.8     7.197
TX                                 11                   6.5         26,419,779          5.1          1.42           66.9     7.316
VA                                  8                   4.8         26,193,949          5.0          1.36           71.5     7.713
NJ                                  7                   4.2         25,979,179          5.0          1.32           69.4     7.681
NC                                  6                   3.6         23,941,967          4.6          1.29           79.5     7.265
WA                                  3                   1.8         19,793,196          3.8          1.40           74.4     6.961
IL                                  9                   5.4         19,457,897          3.7          1.31           77.8     6.928
Other States                       43                  25.6        100,049,529         19.2          1.34           72.7     7.505
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                         168                 100.0%      $520,990,158        100.0%         1.34x          72.6%    7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 27 STATES.

-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE - CONDUIT LOANS

                                                                         WEIGHTED                   WEIGHTED               WEIGHTED
                      NUMBER OF       % OF    AGGREGATE         % OF      AVERAGE      MIN/MAX       AVERAGE       MIN/MAX  AVERAGE
                      MORTGAGED  MORTGAGED CUT-OFF DATE INITIAL POOL UNDERWRITING UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE MORTGAGE
PROPERTY TYPE        PROPERTIES PROPERTIES      BALANCE      BALANCE      DSCR(1)      DSCR(1)  LTV RATIO(2)  LTV RATIO(2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
Retail                       54      32.1% $181,337,153        34.8%        1.32x    1.20/1.70         73.2%     45.6/82.0   7.329%
Multifamily                  58      34.5   177,867,850        34.1         1.38     1.21/4.88         73.2      21.9/79.7   7.184
Office                       21      12.5    79,265,739        15.2         1.27     1.20/1.58         74.2      51.8/79.3   7.128
Industrial                   18      10.7    41,824,190         8.0         1.33     1.22/1.50         70.4      50.5/79.1   7.377
Health Care                   6       3.6    29,172,426         5.6         1.38     1.29/1.61         66.8      41.9/73.7   8.413
Mini Storage                 10       6.0    10,561,586         2.0         1.45     1.26/1.85         68.5      58.2/75.5   7.722
Mobile Home                   1       0.6       961,214         0.2         1.31     1.31/1.31         67.2      67.2/67.2   8.000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                   168    100.0%  $520,990,158       100.0%        1.34x    1.20/4.88         72.6%     21.9/82.0   7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE


-----------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE - CONDUIT LOANS

                                                                                              WEIGHTED       WEIGHTED      WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE        AVERAGE       AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE      MORTGAGE
CUT-OFF DATE BALANCE                 LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
$317,179 - $999,999                     32          20.8%     $ 24,353,436          4.7%         1.45x           66.5%       7.759%
$1,000,000 - $1,999,999                 41          26.6        64,725,660         12.4          1.49            68.9        7.430
$2,000,000 - $2,999,999                 33          21.4        82,620,095         15.9          1.31            72.0        7.227
$3,000,000 - $3,999,999                  9           5.8        31,785,236          6.1          1.35            72.3        7.413
$4,000,000 - $4,999,999                 12           7.8        53,465,745         10.3          1.31            73.5        7.368
$5,000,000 - $7,499,999                 12           7.8        69,245,895         13.3          1.31            72.3        7.391
$7,500,000 - $9,999,999                  5           3.2        44,599,065          8.6          1.29            76.8        7.291
$10,000,000 - $14,999,999                7           4.5        82,143,693         15.8          1.36            71.7        7.221
$20,000,000 - $24,328,468                3           1.9        68,051,333         13.1          1.26            77.4        7.176
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE AVERAGE CUT-OFF DATE BALANCE IS $3,383,053.



-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE RATE - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
MORTGAGE RATE                        LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
6.348% - 6.499%                          2           1.3%     $  4,864,366          0.9%         1.30x           79.1%       6.390%
6.500% - 6.999%                         28          18.2       107,559,655         20.6          1.39            73.8        6.807
7.000% - 7.249%                         27          17.5       131,145,658         25.2          1.30            74.6        7.118
7.250% - 7.499%                         31          20.1       130,404,140         25.0          1.33            72.8        7.307
7.500% - 7.749%                         19          12.3        53,650,755         10.3          1.32            70.2        7.594
7.750% - 7.999%                         17          11.0        42,337,484          8.1          1.34            71.9        7.859
8.000% - 8.499%                         24          15.6        28,788,373          5.5          1.37            68.3        8.097
8.500% - 8.960%                          6           3.9        22,239,727          4.3          1.39            65.9        8.637
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.323%.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
UNDERWRITING DEBT SERVICE COVERAGE RATIO - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                  NUMBER OF          % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                   MORTGAGE      MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO           LOANS         LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                            8           5.2%     $ 62,736,674         12.0%         1.21x           76.9%       7.157%
1.25x - 1.29x                           54          35.1       191,191,281         36.7          1.26            74.5        7.295
1.30x - 1.34x                           35          22.7       113,341,545         21.8          1.32            72.9        7.420
1.35x - 1.39x                           17          11.0        50,983,530          9.8          1.36            71.8        7.371
1.40x - 1.49x                           18          11.7        64,986,011         12.5          1.44            69.9        7.240
1.50x - 1.59x                           10           6.5        17,581,699          3.4          1.53            65.5        7.380
1.60x - 1.69x                            3           1.9         6,959,820          1.3          1.62            65.8        8.231
1.70x - 1.79x                            3           1.9         4,994,884          1.0          1.71            58.7        7.500
1.80x - 1.89x                            3           1.9         3,872,436          0.7          1.81            57.1        7.419
2.00x - 2.99x                            2           1.3         2,354,440          0.5          2.15            57.5        7.356
3.00x - 4.88x                            1           0.6         1,987,838          0.4          4.88            21.9        6.744
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.34X.



-----------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO               LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
21.87% - 29.9%                           2           1.3%     $  2,472,594          0.5%         4.32x           22.7%       6.922%
30.0% - 49.9%                            4           2.6         3,731,271          0.7          1.52            44.2        8.321
50.0% - 59.9%                            9           5.8        10,995,914          2.1          1.61            55.1        7.389
60.0% - 64.9%                           14           9.1        49,300,822          9.5          1.46            63.1        7.477
65.0% - 69.9%                           33          21.4        86,685,687         16.6          1.35            67.7        7.678
70.0% - 74.9%                           43          27.9       147,984,050         28.4          1.30            73.4        7.298
75.0% - 79.9%                           47          30.5       207,642,117         39.9          1.29            78.0        7.151
80.0% - 81.97%                           2           1.3        12,177,703          2.3          1.26            81.6        7.112
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 72.6%.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE LOAN-TO-VALUE RATIO - CONDUIT LOANS

                                                                                               WEIGHTED       WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF        AVERAGE        AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL   UNDERWRITING  MATURITY DATE     MORTGAGE
MATURITY DATE LTV RATIO              LOANS          LOANS          BALANCE       BALANCE        DSCR(1)   LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
0.0% - 24.9%                             3           1.9%     $  3,064,968          0.6%          3.74x          12.4%       7.130%
25.0% - 49.9%                           21          13.6        42,019,735          8.1           1.47           40.9        7.391
50.0% - 59.9%                           36          23.4       125,979,927         24.2           1.34           57.0        7.499
60.0% - 64.9%                           32          20.8        81,189,926         15.6           1.33           62.7        7.505
65.0% - 69.9%                           49          31.8       207,526,380         39.8           1.30           67.0        7.114
70.0% - 74.9%                           12           7.8        57,708,576         11.1           1.28           70.9        7.390
75.0% - 76.16%                           1           0.6         3,500,646          0.7           1.26           76.2        7.350
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0      $520,990,158        100.0%          1.34x          62.0%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 62.0%.



-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
ORIGINAL TERM TO MATURITY            LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
60 months                                1           0.6%     $  3,500,646          0.7%         1.26x           78.7%       7.350%
84 months                                3           1.9         7,646,068          1.5          1.34            68.5        7.934
85-99 months                             1           0.6         4,806,900          0.9          1.20            76.9        7.750
100-119 months                           5           3.2        13,718,671          2.6          1.33            70.3        7.509
120 months                             130          84.4       434,332,625         83.4          1.34            72.7        7.310
140-179 months                           4           2.6        33,369,988          6.4          1.24            78.2        7.183
180 months                              10           6.5        23,615,260          4.5          1.46            65.0        7.364
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 123 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
ORIGINAL AMORTIZATION TERM           LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
180 months                               2           1.3%     $  1,077,130          0.2%         1.63x           36.9%       7.842%
181-239 months                           1           0.6         2,712,787          0.5          1.26            73.3        7.250
240 months                               8           5.2        21,097,397          4.0          1.33            65.6        7.382
241-299 months                           2           1.3         6,688,376          1.3          1.33            74.8        7.340
300 months                              39          25.3       117,097,551         22.5          1.34            71.0        7.597
301-359 months                           2           1.3         8,480,846          1.6          1.36            72.0        7.761
360 months                             100          64.9       363,836,071         69.8          1.34            73.7        7.219
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 339 MONTHS.



-----------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO MATURITY - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
REMAINING TERM TO MATURITY           LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
37-39 months                             1           0.6%     $  3,500,646          0.7%         1.26x           78.7%       7.350%
40-59 months                             1           0.6         4,349,016          0.8          1.32            68.4        8.140
60-79 months                             2           1.3         3,297,051          0.6          1.36            68.5        7.661
80-99 months                             9           5.8        54,608,035         10.5          1.29            73.4        7.689
100-109 months                          63          40.9       219,660,958         42.2          1.32            73.2        7.069
110-119 months                          64          41.6       178,589,204         34.3          1.38            71.8        7.517
120-139 months                           2           1.3        26,802,619          5.1          1.21            78.0        7.059
140-159 months                           1           0.6         2,218,388          0.4          1.34            79.2        7.500
160-171 months                          11           7.1        27,964,241          5.4          1.45            67.2        7.429
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 111 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - CONDUIT LOANS

                                                                                                WEIGHTED       WEIGHTED    WEIGHTED
                                         NUMBER OF       % OF      AGGREGATE          % OF       AVERAGE        AVERAGE     AVERAGE
                                          MORTGAGE   MORTGAGE   CUT-OFF DATE   NITIAL POOL  UNDERWRITING   CUT-OFF DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERM           LOANS      LOANS        BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)        RATE
-----------------------------------------------------------------------------------------------------------------------------------
170-174 months                                   2       1.3%   $  1,077,130          0.2%         1.63x          36.9%      7.842%
200-224 months                                   1       0.6       2,712,787          0.5          1.26           73.3       7.250
225-249 months                                   9       5.8      23,315,785          4.5          1.33           66.9       7.393
250-274 months                                   1       0.6       4,469,988          0.9          1.32           72.6       7.260
275-299 months                                  39      25.3     117,097,551         22.5          1.34           71.0       7.597
325-349 months                                  60      39.0     233,613,764         44.8          1.33           73.3       7.149
350-354 months                                  42      27.3     138,703,152         26.6          1.36           74.2       7.371
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      154     100.0%   $520,990,158        100.0%         1.34x          72.6%      7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 327 MONTHS.



-----------------------------------------------------------------------------------------------------------------------------------
SEASONING - CONDUIT LOANS

                                                                                              WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF           % OF        AGGREGATE          % OF       AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE       MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING    CUT-OFF DATE     MORTGAGE
SEASONING                            LOANS          LOANS          BALANCE       BALANCE       DSCR(1)    LTV RATIO(2)         RATE
-----------------------------------------------------------------------------------------------------------------------------------
6-12 months                             92          59.7%     $290,199,655         55.7%         1.35x           71.7%       7.435%
13-24 months                            61          39.6       226,441,487         43.5          1.33            73.9        7.162
25-25 months                             1           0.6         4,349,016          0.8          1.32            68.4        8.140
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              154         100.0%     $520,990,158        100.0%         1.34x           72.6%       7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE LOAN AGE IS 12 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - CONDUIT LOANS

                                                                                                  WEIGHTED       WEIGHTED  WEIGHTED
                                            NUMBER OF      % OF      AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                                             MORTGAGE  MORTGAGE   CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
PREPAYMENT PROVISIONS                           LOANS     LOANS        BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Open(3)                                   134     87.0%   $414,356,761         79.5%         1.34x          72.8%    7.275%
Lockout/Yield Maintenance/Open                     13      8.4      76,793,960         14.7          1.34           70.6     7.649
Lockout/Yield Maintenance/Open(3)                   5      3.2      24,226,908          4.7          1.28           75.9     7.107
Lockout/Yield Maint./Decl. Penalty/Open             2      1.3       5,612,530          1.1          1.30           76.9     7.301
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         154    100.0%   $520,990,158        100.0%         1.34x          72.6%    7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) These loans are subject to a Defeasance option.



-----------------------------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - CONDUIT LOANS

                                                                                                  WEIGHTED       WEIGHTED  WEIGHTED
                                            NUMBER OF      % OF      AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                                             MORTGAGE  MORTGAGE   CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
YEAR                                            LOANS     LOANS        BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
1997                                                8      5.2%   $ 49,857,085          9.6%         1.30x          73.3%    7.726%
1998                                              103     66.9     338,386,251         65.0          1.33           72.8     7.193
1999                                               43     27.9     132,746,822         25.5          1.37           71.9     7.503
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         154    100.0%   $520,990,158        100.0%         1.34x          72.6%    7.323%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE



-----------------------------------------------------------------------------------------------------------------------------------
YEAR OF MATURITY - CONDUIT LOANS

                                                                                                  WEIGHTED       WEIGHTED  WEIGHTED
                                            NUMBER OF      % OF      AGGREGATE          % OF       AVERAGE        AVERAGE   AVERAGE
                                             MORTGAGE  MORTGAGE   CUT-OFF DATE  INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
YEAR                                            LOANS     LOANS        BALANCE       BALANCE       DSCR(1)   LTV RATIO(2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
2002                                                1      0.6%   $  3,500,646          0.7%         1.26x          78.7%    7.350%
2004                                                1      0.6       4,349,016          0.8          1.32           68.4     8.140
2005                                                1      0.6         934,458          0.2          1.40           69.2     7.500
2006                                                2      1.3       7,169,493          1.4          1.25           74.1     7.742
2007                                                4      2.6      24,318,299          4.7          1.27           73.9     7.674
2008                                               67     43.5     245,143,793         47.1          1.32           73.1     7.134
2009                                               64     41.6     178,589,204         34.3          1.38           71.8     7.517
2010                                                1      0.6       2,474,151          0.5          1.25           72.8     7.250
2011                                                2      1.3      26,546,857          5.1          1.22           78.5     7.078
2013                                                5      3.2      12,801,553          2.5          1.59           70.2     7.511
2014                                                6      3.9      15,162,688          2.9          1.32           64.7     7.359
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         154    100.0%   $520,990,158        100.0%         1.34x          72.6%    7.323%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

---------------------------------------------------------------------------------------------------------------------------
PROPERTY LOCATION - PORTFOLIO LOANS
                                                                                   WEIGHTED        WEIGHTED       WEIGHTED
                         NUMBER OF        % OF       AGGREGATE           % OF       AVERAGE         AVERAGE        AVERAGE
                         MORTGAGED   MORTGAGED    CUT-OFF DATE   INITIAL POOL  UNDERWRITING    CUT-OFF DATE       MORTGAGE
STATE/COUNTY            PROPERTIES  PROPERTIES         BALANCE        BALANCE      DSCR (1)   LTV RATIO (2)           RATE
---------------------------------------------------------------------------------------------------------------------------
CA                 92                    49.7%    $301,422,730          50.7%          1.38x          62.8%         8.425%
 Los Angeles                    23       12.4       69,446,480          11.7           1.41           61.2          8.474
 Orange                         15        8.1       36,671,108           6.2           1.49           60.5          8.561
 Sacramento                      7        3.8       28,869,721           4.9           1.29           61.6          8.028
 Riverside                       6        3.2       26,837,987           4.5           1.29           67.5          8.222
 Ventura                         5        2.7       25,626,776           4.3           1.47           62.0          8.649
 Santa Clara                     6        3.2       24,331,801           4.1           1.25           64.4          9.071
 Alameda                         6        3.2       13,734,967           2.3           1.34           66.9          7.816
 San Diego                       4        2.2       12,426,850           2.1           1.34           59.6          9.694
 San Luis Obispo                 1        0.5       10,803,864           1.8           1.19           74.5          7.500
 Sonoma                          1        0.5        7,884,360           1.3           1.24           62.1          7.750
 Other Counties                 18        9.7       44,788,816           7.5           1.46           61.4          8.314
WA                 34                    18.4       96,387,085          16.2           1.56           63.0          8.318
NV                 17                     9.2       57,806,084           9.7           1.32           61.7          8.111
OR                 14                     7.6       46,972,122           7.9           1.34           65.9          7.970
TX                  3                     1.6       33,298,286           5.6           1.31           66.9          6.875
AZ                 12                     6.5       30,619,670           5.2           1.44           63.6          8.181
AK                  4                     2.2        7,074,990           1.2           1.49           66.1          8.470
ID                  3                     1.6        6,899,505           1.2           1.39           66.1          8.043
AL                  3                     1.6        5,972,973           1.0           2.73           43.5          7.994
NM                  1                     0.5        4,293,120           0.7           1.64           33.3          7.990
Other States        2                     1.1        3,450,026           0.6           1.90           46.5          7.809
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV       185                   100.0%    $594,196,590         100.0%          1.42X          62.8%         8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 12 STATES.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE - PORTFOLIO LOANS
                                                                              WEIGHTED                         WEIGHTED
                  NUMBER OF          % OF       AGGREGATE          % OF        AVERAGE          MIN/MAX         AVERAGE
                  MORTGAGED     MORTGAGED    CUT-OFF DATE  INITIAL POOL   UNDERWRITING     UNDERWRITING    CUT-OFF DATE
PROPERTY TYPE     PROPERTIES   PROPERTIES         BALANCE       BALANCE       DSCR (1)         DSCR (1)    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------
Multifamily               52         28.1%   $180,608,168         30.4%           1.43x    1.10 / 3.29            62.9%
Retail                    26         14.1     111,379,408         18.7            1.29     1.12 / 2.32            65.7
Industrial                45         24.3     109,142,534         18.4            1.41     1.11 / 2.83            62.6
Office                    21         11.4      68,294,269         11.5            1.38     1.11 / 1.81            63.7
Mobile Home               12          6.5      34,670,674          5.8            1.42     1.20 / 2.95            63.0
Health Care                7          3.8      30,170,351          5.1            1.79     1.15 / 4.61            59.3
Special Purpose           10          5.4      28,027,440          4.7            1.33     1.11 / 1.68            60.9
Mini Storage               9          4.9      19,586,869          3.3            1.71     1.31 / 2.00            52.9
Hotel                      2          1.1       8,540,909          1.4            1.62     1.55 / 1.81            54.9
Mixed Use                  1          0.5       3,775,967          0.6            1.45     1.45 / 1.45            69.9
----------------------------------------------------------------------------------------------------------------------
TOTAL / WAV              185        100.0%   $594,196,590         00.0%           1.42X    1.10 / 4.61            62.8%


--------------------------------------------
PROPERTY TYPE - PORTFOLIO LOANS
                                   WEIGHTED
                        MIN/MAX     AVERAGE
                   CUT-OFF DATE    MORTGAGE
PROPERTY TYPE      LTV RATIO (2)       RATE
--------------------------------------------
Multifamily         30.2 / 79.8       7.890%
Retail              30.7 / 77.0       8.395
Industrial          22.4 / 80.6       8.366
Office              24.0 / 82.0       8.354
Mobile Home         24.7 / 72.4       7.835
Health Care         43.3 / 70.0       8.549
Special Purpose     45.8 / 70.7       8.420
Mini Storage        29.5 / 61.5       8.545
Hotel               53.3 / 59.1       8.945
Mixed Use           69.9 / 69.9       9.375
-------------------------------------------
Total / WAV         22.4 / 82.0       8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

---------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE - PORTFOLIO LOANS
                                                                                         WEIGHTED        WEIGHTED       WEIGHTED
                            NUMBER OF         % OF       AGGREGATE           % OF         AVERAGE         AVERAGE        AVERAGE
                             MORTGAGE     MORTGAGE    CUT-OFF DATE   INITIAL POOL    UNDERWRITING    CUT-OFF DATE       MORTGAGE
CUT-OFF DATE BALANCE            LOANS        LOANS         BALANCE        BALANCE        DSCR (1)   LTV RATIO (2)           RATE
---------------------------------------------------------------------------------------------------------------------------------
$1,010,199 - $1,999,999            60        34.1%    $102,005,450          17.2%           1.58x           58.5%         8.378%
$2,000,000 - $2,999,999            43        24.4      107,060,258          18.0            1.46            59.9          8.268
$3,000,000 - $3,999,999            34        19.3      116,688,581          19.6            1.42            62.9          8.211
$4,000,000 - $4,999,999            14         8.0       61,562,672          10.4            1.41            66.4          8.130
$5,000,000 - $7,499,999            13         7.4       78,809,737          13.3            1.36            61.3          8.750
$7,500,000 - $9,999,999             7         4.0       58,023,756           9.8            1.37            63.6          8.061
$10,000,000 - $14,999,999           4         2.3       44,126,284           7.4            1.24            72.0          8.123
$20,000,000 - $25,919,852           1         0.6       25,919,852           4.4            1.21            70.1          6.720
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                       176       100.0%    $594,196,590         100.0%           1.42X           62.8%         8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE AVERAGE CUT-OFF DATE BALANCE IS $3,376,117.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------
MORTGAGE RATE - PORTFOLIO LOANS
                                                                            WEIGHTED        WEIGHTED    WEIGHTED
                   NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                    MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE          LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
----------------------------------------------------------------------------------------------------------------
6.720% - 6.999%            1       0.6%     $ 25,919,852          4.4%         1.21x           70.1%      6.720%
7.000% - 7.249%            5       2.8        12,166,857          2.0          1.26            61.2       7.219
7.250% - 7.499%           11       6.3        39,481,255          6.6          1.47            65.5       7.363
7.500% - 7.749%           18      10.2        67,546,811         11.4          1.34            65.9       7.590
7.750% - 7.999%           28      15.9        92,654,226         15.6          1.47            61.9       7.874
8.000% - 8.499%           37      21.0       133,503,942         22.5          1.46            62.7       8.202
8.500% - 8.999%           51      29.0       140,210,261         23.6          1.46            61.9       8.650
9.000% - 9.499%           15       8.5        48,634,793          8.2          1.33            62.5       9.148
9.500% - 9.999%            6       3.4        18,858,888          3.2          1.40            55.5       9.772
10.000% - 10.375%          4       2.3        15,219,703          2.6          1.38            55.6      10.270
---------------------------------------------------------------------------------------------------------------
TOTAL / WAV              176     100.0%     $594,196,590        100.0%         1.42X           62.8%      8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE MORTGAGE RATE IS 8.227%.

-------------------------------------------------------------------------------------------------------------------------------
UNDERWRITING DEBT SERVICE COVERAGE RATIO - PORTFOLIO LOANS

                                                                                          WEIGHTED        WEIGHTED    WEIGHTED
                                 NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                                  MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO          LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
-------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                           29       16.5%    $ 87,982,085         14.8%         1.15x          65.8%        8.395%
1.20x - 1.24x                           28       15.9      133,962,311         22.5          1.22           67.2         7.920
1.25x - 1.29x                           20       11.4       69,443,568         11.7          1.27           67.4         8.280
1.30x - 1.34x                           13        7.4       50,952,134          8.6          1.32           63.0         8.106
1.35x - 1.39x                           13        7.4       38,309,367          6.4          1.37           58.1         8.779
1.40x - 1.49x                           19       10.8       50,688,638          8.5          1.44           61.6         8.079
1.50x - 1.59x                           15        8.5       58,506,490          9.8          1.54           63.2         8.203
1.60x - 1.69x                           12        6.8       39,811,567          6.7          1.64           57.9         8.649
1.70x - 1.79x                            5        2.8       17,671,884          3.0          1.74           58.9         7.993
1.80x - 1.89x                            3        1.7        6,455,637          1.1          1.83           52.5         8.776
1.90x - 1.99x                            6        3.4       10,904,017          1.8          1.95           56.2         8.294
2.00x - 2.99x                           11        6.3       25,930,960          4.4          2.45           43.2         8.188
3.00x - 4.61x                            2        1.1        3,577,931          0.6          3.95           45.2         8.388
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                            176      100.0%    $594,196,590        100.0%         1.42x          62.8%        8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.42x.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------------------------------------------------------
ASSUMED DEBT SERVICE COVERAGE RATIO - PORTFOLIO LOANS

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO       LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
----------------------------------------------------------------------------------------------------------------------------
1.12x - 1.19x                         2       1.1%   $ 32,297,188            5.4%         1.13x           69.8%       6.874%
1.20x - 1.24x                         2       1.1       4,398,395            0.7          1.23            72.7        7.695
1.25x - 1.29x                         4       2.3      13,108,586            2.2          1.28            67.6        7.711
1.30x - 1.34x                        12       6.8      39,139,019            6.6          1.32            71.0        7.826
1.35x - 1.39x                         9       5.1      32,538,895            5.5          1.37            70.0        7.981
1.40x - 1.49x                        29      16.5     107,412,455           18.1          1.44            66.5        8.082
1.50x - 1.59x                        17       9.7      63,550,847           10.7          1.54            66.6        8.497
1.60x - 1.69x                        16       9.1      47,498,744            8.0          1.64            63.7        8.185
1.70x - 1.79x                        18      10.2      58,042,337            9.8          1.74            63.8        8.270
1.80x - 1.89x                        11       6.3      43,788,564            7.4          1.85            62.1        8.785
1.90x - 1.99x                        13       7.4      41,276,601            6.9          1.93            61.5        8.226
2.00x - 2.99x                        30      17.0      85,362,459           14.4          2.34            51.6        8.774
3.00x - 5.88x                        13       7.4      25,782,501            4.3          3.90            39.4        8.352
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0%   $594,196,590          100.0%         1.76X           62.8%       8.227%

(1) Assumed DSCR is the ratio of the Underwriting Cash Flow to a Debt Service payment based on an 8.5% constant.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-  THE WEIGHTED AVERAGE ASSUMED DEBT SERVICE COVERAGE RATIO IS 1.76X.

----------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATION - PORTFOLIO LOANS
                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO            LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
----------------------------------------------------------------------------------------------------------------------------
22.35% - 29.9%                        4       2.3%   $  5,666,707            1.0%         1.92x           24.7%        8.016%
30.0% - 49.9%                        24      13.6      58,948,489            9.9          1.87            41.6         8.608
50.0% - 59.9%                        32      18.2      99,803,061           16.8          1.50            55.6         8.453
60.0% - 64.9%                        37      21.0     130,368,099           21.9          1.41            62.9         8.242
65.0% - 69.9%                        44      25.0     149,846,034           25.2          1.29            67.3         8.276
70.0% - 74.9%                        29      16.5     133,046,438           22.4          1.30            72.0         7.822
75.0% - 79.9%                         4       2.3      10,617,900            1.8          1.31            78.3         8.228
80.0% - 82.03%                        2       1.1       5,899,861            1.0          1.21            81.7         8.329
----------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0%   $594,196,590          100.0%         1.42X           62.8%        8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 62.8%.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

---------------------------------------------------------------------------------------------------------------------------
MATURITY DATE LOAN-TO-VALUE RATIO - PORTFOLIO LOANS

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
MATURITY DATE LTV RATIO           LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------
0.0%  - 24.9%                        23      13.1%    $ 56,576,674           9.5%         1.39x            2.4%       8.347%
25.0% - 49.9%                        39      22.2      111,625,379          18.8          1.70            38.7        8.540
50.0% - 59.9%                        61      34.7      215,334,491          36.2          1.38            55.4        8.262
60.0% - 64.9%                        36      20.5      156,587,255          26.4          1.31            61.8        7.969
65.0% - 69.9%                        13       7.4       41,380,153           7.0          1.33            66.9        8.038
70.0% - 74.9%                         1       0.6        2,952,999           0.5          1.17            73.2        8.750
75.0% - 80.40%                        3       1.7        9,739,638           1.6          1.33            76.9        7.967
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0     $594,196,590         100.0%         1.42X           50.2%       8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 50.2%.

---------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY - PORTFOLIO LOANS

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY         LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------
60 months                             4       2.3%   $ 14,519,831             2.4%        1.55x           67.1%       8.524%
61 - 83 months                        3       1.7       8,288,826             1.4         1.60            57.9        8.069
84 months                            28      15.9      75,382,942            12.7         1.42            62.9        8.431
85 - 99 months                        2       1.1       5,675,513             1.0         1.49            46.4        8.821
100 - 119 months                      9       5.1      34,907,417             5.9         1.66            62.2        7.913
120 months                           97      55.1     339,876,507            57.2         1.39            63.9        8.113
121 - 139 months                     10       5.7      39,107,409             6.6         1.50            63.5        8.608
140 - 179 months                      5       2.8      20,940,076             3.5         1.47            62.6        7.986
180 months                           16       9.1      52,321,560             8.8         1.27            57.8        8.555
240 months                            1       0.6       1,551,460             0.3         1.36            59.9        8.400
355 months                            1       0.6       1,625,049             0.3         1.81            24.0        8.625
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0%   $594,196,590           100.0%        1.42X           62.8%       8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 120 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM - PORTFOLIO LOANS

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM        LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------
96 - 179 months                       3       1.7%   $  7,160,808            1.2%         1.24x           39.7%       8.022%
180 months                           17       9.7      44,338,295             7.5         1.30            54.2        8.441
181 - 239 months                      1       0.6       6,665,557             1.1         1.73            56.0        7.740
240 months                           34      19.3     100,938,027            17.0         1.60            55.9        8.725
241 - 299 months                      2       1.1      10,466,848             1.8         1.36            67.3        7.429
300 months                           95      54.0     319,401,432            53.8         1.41            64.8        8.244
301 - 359 months                      2       1.1       9,729,818             1.6         1.40            52.9        8.313
360 months                           22      12.5      95,495,804            16.1         1.31            70.1        7.670
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0%   $594,196,590           100.0%        1.42X           62.8%       8.227%
---------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 288 MONTHS.

---------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO MATURITY - PORTFOLIO LOANS

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                              NUMBER OF       % OF      AGGREGATE            % OF       AVERAGE         AVERAGE     AVERAGE
                               MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING    CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY        LOANS      LOANS        BALANCE         BALANCE      DSCR (1)   LTV RATIO (2)        RATE
---------------------------------------------------------------------------------------------------------------------------
3 - 19 months                        12       6.8%   $ 32,237,481             5.4%        1.58x          62.4%        8.525%
20 -39 months                        24      13.6      69,606,479            11.7         1.39           63.2         8.473
40 - 59 months                       12       6.8      32,971,212             5.5         1.42           58.6         8.048
60 - 79 months                       54      30.7     206,055,483            34.7         1.37           63.0         8.329
80 - 99 months                       43      24.4     125,499,866            21.1         1.54           63.6         8.260
100 - 109 months                     13       7.4      65,721,559            11.1         1.38           67.5         7.359
110 - 119 months                      2       1.1      10,606,725             1.8         1.53           54.3         8.673
120 - 139 months                      3       1.7      16,433,985             2.8         1.27           59.4         8.944
140 - 159 months                      8       4.5      24,951,705             4.2         1.30           56.4         8.373
160 - 168 months                      5       2.8      10,112,095             1.7         1.24           60.5         7.317
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         176     100.0%   $594,196,590           100.0%        1.42X          62.8%        8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-   THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 77 MONTHS.



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - PORTFOLIO LOANS

                                                                                          WEIGHTED     WEIGHTED       WEIGHTED
                                    NUMBER OF    % OF       AGGREGATE        % OF         AVERAGE      AVERAGE        AVERAGE
                                    MORTGAGE    MORTGAGE   CUT-OFF DATE   INITIAL POOL  UNDERWRITING  CUT-OFF DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERM   LOANS       LOANS       BALANCE        BALANCE       DSCR (1)    LTV RATIO (2)     RATE
-----------------------------------------------------------------------------------------------------------------------------
33 - 149 months                       13          7.4%     $ 36,040,203        6.1%        1.31x         48.5%         8.624%
150 - 174 months                      12          6.8        24,359,726        4.1         1.40          56.3          8.168
175 - 199 months                      17          9.7        66,798,427       11.2         1.50          57.2          8.755
200 - 224 months                      15          8.5        35,080,842        5.9         1.83          54.0          8.450
225 - 249 months                      30         17.0        95,058,039       16.0         1.36          62.9          8.628
250 - 274 months                      53         30.1       191,055,296       32.2         1.40          66.4          8.137
275 - 299 months                      17          9.7        57,646,725        9.7         1.47          62.7          7.901
300 - 324 months                      11          6.3        46,876,661        7.9         1.38          70.6          7.932
325 - 344 months                       8          4.5        41,280,670        6.9         1.25          70.1          7.153
-----------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                          176        100.0%     $594,196,590      100.0%        1.42X         62.8%         8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

  - THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 244 MONTHS.

-------------------------------------------------------------------------------
SEASONING - PORTFOLIO LOANS

                                                                                           WEIGHTED      WEIGHTED     WEIGHTED
                                    NUMBER OF     % OF       AGGREGATE        % OF         AVERAGE       AVERAGE      AVERAGE
                                     MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL  UNDERWRITING  CUT-OFF DATE   MORTGAGE
SEASONING                             LOANS      LOANS        BALANCE        BALANCE       DSCR (1)    LTV RATIO (2)    RATE
------------------------------------------------------------------------------------------------------------------------------

12 - 12 months                          3         1.7%     $  4,924,582        0.8%         1.15x        62.4%         7.223%
13 - 24 months                         25        14.2        94,418,632       15.9          1.40         64.0          7.444
25 - 36 months                         36        20.5       104,392,156       17.6          1.58         60.6          8.399
37 - 48 months                         49        27.8       178,996,098       30.1          1.38         65.0          8.021
49 - 60 months                         35        19.9       140,451,903       23.6          1.35         63.2          8.671
61 - 72 months                         20        11.4        53,361,078        9.0          1.45         57.6          8.739
73 - 84 months                          5         2.8        12,283,307        2.1          1.45         62.2          8.679
85 - 120 months                         1         0.6         2,192,324        0.4          1.10         65.9          8.875
121 - 160 months                        1         0.6         1,551,460        0.3          1.36         59.9          8.400
161 - 296 months                        1         0.6         1,625,049        0.3          1.81         24.0          8.625
-----------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                           176       100.0%     $594,196,590      100.0%         1.42X        62.8%         8.227%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

  - THE WEIGHTED AVERAGE LOAN AGE IS 44 MONTHS.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - PORTFOLIO LOANS

                                                                                                 WEIGHTED       WEIGHTED  WEIGHTED
                                       NUMBER OF        % OF      AGGREGATE           % OF        AVERAGE        AVERAGE   AVERAGE
                                        MORTGAGE    MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE  MORTGAGE
PREPAYMENT PROVISIONS                      LOANS       LOANS        BALANCE        BALANCE       DSCR (1)  LTV RATIO (2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance                            155       88.1%   $528,303,321          88.9%          1.39x          63.2%     8.182%
Open/Yield Maintenance (3)                     8        4.5      26,169,505           4.4           1.41           66.8      8.560
Yield Maintenance/Open                         4        2.3      19,038,215           3.2           1.98           59.0      8.566
Lockout/Yield Maintenance/Open                 4        2.3      12,752,332           2.1           1.65           52.0      8.589
Open/Lockout/Yield Maintenance/Open (3)        1        0.6       2,192,324           0.4           1.10           65.9      8.875
Partial Open/Declining Penalty (3)             1        0.6       1,625,049           0.3           1.81           24.0      8.625
Lockout/Yield Maintenance                      1        0.6       1,554,183           0.3           1.77           56.5      9.000
Yield Maintenance (4)                          1        0.6       1,551,460           0.3           1.36           59.9      8.400
Open                                           1        0.6       1,010,199           0.2           1.69           29.5      8.510
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                                  176      100.0%   $594,196,590         100.0%          1.42X          62.8%     8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) These loans are past their initial Open period.
(4) This loan is in the final Yield Maintenance period.

-------------------------------------------------------------------------------
YEAR OF ORIGINATION - PORTFOLIO LOANS

                                                                                               WEIGHTED       WEIGHTED    WEIGHTED
                                     NUMBER OF        % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                                      MORTGAGE    MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
YEAR                                     LOANS       LOANS        BALANCE        BALANCE        DSCR (1)  LTV RATIO (2)       RATE
----------------------------------------------------------------------------------------------------------------------------------
1974                                         1        0.6%   $  1,625,049           0.3%           1.81x          24.0%     8.625%
1987                                         1        0.6       1,551,460           0.3            1.36           59.9      8.400
1990                                         1        0.6       2,192,324           0.4            1.10           65.9      8.875
1992                                         1        0.6       3,594,687           0.6            1.23           70.5      9.130
1993                                         5        2.8      10,507,426           1.8            1.55           58.3      8.494
1994                                        28       15.9      92,580,079          15.6            1.38           58.4      8.949
1995                                        49       27.8     190,279,903          32.0            1.35           65.8      8.161
1996                                        38       21.6     124,883,502          21.0            1.46           63.2      8.314
1997                                        33       18.8      93,987,414          15.8            1.57           59.8      8.196
1998                                        19       10.8      72,994,745          12.3            1.36           64.9      7.258
----------------------------------------------------------------------------------------------------------------------------------
Total / WAV                                176      100.0%   $594,196,590         100.0%           1.42x          62.8%     8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
YEAR OF MATURITY - PORTFOLIO LOANS

                                                                                               WEIGHTED       WEIGHTED    WEIGHTED
                                     NUMBER OF        % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                                      MORTGAGE    MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
YEAR                                     LOANS       LOANS        BALANCE        BALANCE        DSCR (1)  LTV RATIO (2)       RATE
----------------------------------------------------------------------------------------------------------------------------------
2000                                         5        2.8%   $ 13,867,509           2.3%           1.48x          66.2%     8.300%
2001                                        14        8.0      40,222,938           6.8            1.52           60.8      8.757
2002                                        14        8.0      37,499,374           6.3            1.38           61.1      8.391
2003                                         6        3.4      17,176,566           2.9            1.45           66.4      8.241
2004                                        12        6.8      38,396,933           6.5            1.35           61.1      8.249
2005                                        24       13.6     100,667,986          16.9            1.36           63.0      8.398
2006                                        41       23.3     143,467,791          24.1            1.38           64.4      8.231
2007                                        24       13.6      61,610,085          10.4            1.69           61.2      8.319
2008                                        18       10.2      79,182,899          13.3            1.40           66.1      7.416
2009                                         3        1.7      21,257,026           3.6            1.39           60.1      8.857
2010                                         2        1.1       5,783,684           1.0            1.29           47.6      8.766
2011                                         1        0.6       3,817,327           0.6            1.54           46.3      8.575
2012                                         6        3.4      19,387,773           3.3            1.22           59.6      8.295
2013                                         6        3.4      11,858,700           2.0            1.30           57.8      7.535
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                                  176    100.0%   $594,196,590         100.0%           1.42x          62.8%     8.227%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

         ALL LOANS (1)                            11/99        11/00        11/01      11/02      11/03      11/04      11/05
         ----------------------------------------------------------------------------------------------------------------------
         Locked Out                               46.72%       48.24%       50.93%     46.95%     47.76%     50.78%     56.13%
         Yield Maintenance                        53.05%       51.04%       48.09%     52.08%     51.69%     48.71%     43.29%
         3%                                        0.00%        0.00%        0.00%      0.00%      0.00%      0.00%      0.29%
         2%                                        0.00%        0.00%        0.36%      0.00%      0.00%      0.00%      0.00%
         1%                                        0.15%        0.12%        0.09%      0.07%      0.03%      0.00%      0.00%
         No Penalty                                0.09%        0.60%        0.52%      0.90%      0.52%      0.51%      0.29%
         ----------------------------------------------------------------------------------------------------------------------
         Total                                   100.00%      100.00%      100.00%    100.00%    100.00%    100.00%    100.00%
         ----------------------------------------------------------------------------------------------------------------------
         Aggregate Principal Balance of
         the Mortgage Loans ($Millions):      $1,115.19    $1,051.76    $  962.07  $  889.83  $  830.91  $  768.71  $  679.32
         Percentage of Cut-Off Date Balance
         of the Mortgage Loans Outstanding:      100.00%       94.31%       86.27%     79.79%     74.51%     68.93%     60.92%
         ----------------------------------------------------------------------------------------------------------------------


         ALL LOANS (1)                          11/06      11/07      11/08      11/09      11/10      11/11      11/12      11/13
         --------------------------------------------------------------------------------------------------------------------------
         Locked Out                             63.93%     71.05%     42.07%     80.59%     83.49%     75.65%     78.61%      0.00%
         Yield Maintenance                      34.95%     17.61%      7.86%     19.41%     16.51%     24.35%      2.15%      0.00%
         3%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         2%                                      0.34%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         1%                                      0.00%      0.38%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         No Penalty                              0.78%     10.96%     50.07%      0.00%      0.00%      0.00%     19.24%    100.00%
         --------------------------------------------------------------------------------------------------------------------------
         Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
         --------------------------------------------------------------------------------------------------------------------------
         Aggregate Principal Balance of
         the Mortgage Loans ($Millions):      $571.43    $498.60    $233.65    $ 49.71    $ 43.52    $ 20.40    $ 18.27    $  6.86
         Percentage of Cut-Off Date Balance
         of the Mortgage Loans Outstanding:     51.24%     44.71%     20.95%      4.46%      3.90%      1.83%      1.64%      0.61%
         --------------------------------------------------------------------------------------------------------------------------


         CONDUIT LOANS (1)                      11/99      11/00      11/01      11/02      11/03      11/04      11/05
         ---------------------------------------------------------------------------------------------------------------
         Locked Out                            100.00%     98.49%     96.31%     83.23%     80.79%     81.46%     81.14%
         Yield Maintenance                       0.00%      1.51%      3.01%     16.09%     19.21%     18.54%     18.02%
         3%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.42%
         2%                                      0.00%      0.00%      0.67%      0.00%      0.00%      0.00%      0.00%
         1%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         No Penalty                              0.00%      0.00%      0.00%      0.68%      0.00%      0.00%      0.42%
         ---------------------------------------------------------------------------------------------------------------
         Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
         ---------------------------------------------------------------------------------------------------------------
         Aggregate Principal Balance of
         the Mortgage Loans ($Millions):      $520.99    $515.17    $508.79    $501.92    $491.18    $479.23    $469.93
         Percentage of Cut-Off Date Balance
         of the Mortgage Loans Outstanding:    100.00%     98.88%     97.66%     96.34%     94.28%     91.98%     90.20%
         ---------------------------------------------------------------------------------------------------------------


         CONDUIT LOANS (1)                      11/06      11/07      11/08      11/09      11/10      11/11      11/12      11/13
         --------------------------------------------------------------------------------------------------------------------------
         Locked Out                             79.60%     80.93%     44.85%     91.36%     90.75%     81.03%     80.34%      0.00%
         Yield Maintenance                      19.01%      6.15%      1.76%      8.64%      9.25%     18.97%      0.00%      0.00%
         3%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         2%                                      0.42%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         1%                                      0.00%      0.43%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
         No Penalty                              0.97%     12.48%     53.38%      0.00%      0.00%      0.00%     19.66%    100.00%
         --------------------------------------------------------------------------------------------------------------------------
         Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
         --------------------------------------------------------------------------------------------------------------------------
         Aggregate Principal Balance of
         the Mortgage Loans ($Millions):      $458.94    $437.74    $219.16    $ 43.86    $ 40.04    $ 19.05    $ 17.88    $  6.86
         Percentage of Cut-Off Date Balance
         of the Mortgage Loans Outstanding:     88.09%     84.02%     42.07%      8.42%      7.69%      3.66%      3.43%      1.32%
         --------------------------------------------------------------------------------------------------------------------------


          PORTFOLIO LOANS (1)                    11/99      11/00      11/01      11/02      11/03      11/04      11/05
          ---------------------------------------------------------------------------------------------------------------
          Locked Out                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          Yield Maintenance                      99.56%     98.59%     98.69%     98.65%     98.66%     98.64%    100.00%
          3%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          2%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          1%                                      0.27%      0.24%      0.20%      0.15%      0.08%      0.00%      0.00%
          No Penalty                              0.17%      1.17%      1.11%      1.20%      1.26%      1.36%      0.00%
          ---------------------------------------------------------------------------------------------------------------
          Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
          ---------------------------------------------------------------------------------------------------------------
          Aggregate Principal Balance of
          the Mortgage Loans ($Millions):      $594.20    $536.59    $453.28    $387.91    $339.73    $289.48    $209.40
          Percentage of Cut-Off Date Balance
          of the Mortgage Loans Outstanding:    100.00%     90.30%     76.28%     65.28%     57.17%     48.72%     35.24%
          ---------------------------------------------------------------------------------------------------------------


          PORTFOLIO LOANS (1)                    11/06      11/07      11/08      11/09      11/10      11/11      11/12     11/13
          -------------------------------------------------------------------------------------------------------------------------
          Locked Out                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
          Yield Maintenance                     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     0.00%
          3%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
          2%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
          1%                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
          No Penalty                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
          -------------------------------------------------------------------------------------------------------------------------
          Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     0.00%
          -------------------------------------------------------------------------------------------------------------------------
          Aggregate Principal Balance of
          the Mortgage Loans ($Millions):      $112.48    $ 60.86    $ 14.49    $  5.86    $  3.48    $  1.35    $  0.39   $  0.00
          Percentage of Cut-Off Date Balance
          of the Mortgage Loans Outstanding:     18.93%     10.24%      2.44%      0.99%      0.59%      0.23%      0.07%     0.00%
          -------------------------------------------------------------------------------------------------------------------------

         (1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments, or in the case of the Portfolio Mortgage Loans, 6% CPR after the expiration of the applicable Lock-Out Period, if any.

         This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

RITE AID EXPOSURE

        NationsLink 99-2 contains five loans to properties that have a Rite Aid presence. Loan exposure to Rite Aid is 1.2% of Pool Balance. The pool contains only one single-tenant Rite Aid which is .3% of Pool Balance.

        #51019 (Conduit) - Located at the corner of two heavily traveled streets in the Sheepshead Bay section of Brooklyn, this property is newer and of better quality than most of the comparables. Vacancies in the submarket are less than 5%, and the Rite Aid rent is approximately $24/sf vs. $30/sf for the submarket.

        #51327 (Conduit) - The property is located on Sunset Blvd. in Hollywood. This submarket has an occupancy of approximately 97%. Rite Aid has been here since 12/76 and is paying rent of approximately $3.60/sf compared to $24/sf for the submarket. This location's sales are $319/sf (2/98).

        #51484 (Conduit) - Neighborhood shopping center anchored by Food Lion. Rite Aid has subleased (and guaranteed) to Kerr Drug. Kerr's sales are $213/sf (YE 11/98).

        #51516 (Conduit) - Single Tenant, located in a bedroom community of San Diego. Built in December 1998.

        #3051141 (Portfolio) - Multi-tenant shopping center located in Hollywood. Center contains 16 tenants.

            -----------------------------------------------------------------------------------------------------------------
                                    Cut-off         Cut-off        UW        Square      SF % of        % of         Lease
                                    Balance           LTV         DSCR        Feet        Center        Rent       Expiration
            -----------------------------------------------------------------------------------------------------------------
                      51019      $  2,969,140        74.2%        1.33        7,781        44.0%        47.0%      06/25/2011
                      51327      $  2,972,495        63.2%        1.47       16,520        47.0%        13.0%      05/31/2007
                      51484      $  3,380,071        74.3%        1.29        8,640        12.0%        14.0%      11/22/2004
                      51516      $  2,788,187        78.5%        1.29       16,320       100.0%       100.0%      12/31/2018
                    3051141      $  1,656,837        30.7%        1.92       15,180        37.0%        37.0%      12/04/2013
            -----------------------------------------------------------------------------------------------------------------
            Total/Wtd.Avg's      $ 13,766,730        67.5%        1.41
            -----------------------------------------------------------------------------------------------------------------

        As and to the extent described in the prospectus supplement, Bank of America will provide indemnification for the benefit of the holders of the Offered Certificates, per their respective entitlements, if any (as determined as described under "Description of the Certificates - Distributions - Distributions of Prepayment Premiums" in the prospectus supplement), for any prepayment penalties due, but not received, in the event of a payment default relating to Rite Aid, under any of the five Mortgage Loans shown above. The total amount of the indemnification will not exceed 10% of the Cut-off Date Balance of such Mortgage Loans.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    RANCHO PALISADES APARTMENTS - PORTFOLIO LOAN

    - THE LOAN. The Mortgage Loan (the "Rancho Palisades Apartments Loan"), which is secured by the first deed of trust on a garden apartment complex (the "Rancho Palisades Apartments") in Dallas, Texas, represents approximately 2.3% of the Initial Pool Balance. Originated on June 9, 1998, the Rancho Palisades Apartments Loan has a principal balance as of the Cut-off Date of $25,919,852. Rancho Palisades Apartments Loan was made to Rancho Palisades Partners (the "Rancho Palisades Borrower"), a single asset Texas Corporation which is owned by the Frankel Family Trust (84%) and Lakewood Land 5203 (16%).

        The Rancho Palisades Apartments Loan has a remaining term of 104 months and matures on July 1, 2008. The Rancho Palisades Apartments Loan may be prepaid prior to maturity; however Yield Maintenance prepayment penalty will be applicable up to the maturity date. The Rancho Palisades Apartments Loan was originated as a ten year loan with a thirty year amortization period.

        Additional terms and escrows for the Rancho Palisades Apartments Loan are set forth in Annex A.

    - THE PROPERTY. The Rancho Palisades Apartments is a 562 unit luxury garden apartment complex with 497,080 total square footage. The subject is situated on 23.9 acres and is improved with twenty-two, three-story garden apartment buildings. The property, built in two phases; Phase I in 1991 and Phase II in 1992, was constructed with a wood frame and stucco exterior with tile covered roofs. Additional improvements include two clubhouse buildings totaling 11,804 sf that contain a leasing office, business center, basketball half-court, racquetball court, weight room and social room facilities. Both phases have a swimming pool, tennis court, sand volleyball court, drive-through mail port and laundry rooms.

    - RECOURSE LOAN. The Rancho Palisades Apartments loan is full recourse to the Borrower and Mr. Edward Frankel. Mr. Frankel has been a Bank of America customer since 1965.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    RANCHO PALISADES APARTMENTS - PORTFOLIO LOAN

    - PROPERTY MANAGEMENT. The Rancho Palisades property is managed by Management Support, an entity affiliated with the Borrowing Entity through common ownership. The company and its predecessors have over 30 years of property management experience. In the Dallas submarket, Management Support oversees 8 properties totaling 3,249 units. Overall, they manage 5,941 units located in Texas, Arizona and California.

    -   OPERATING HISTORY.

                                                                            PARTIAL YEAR
                                                            1997            10 MOS. ENDED           ORIGINATOR'S
                                                           ACTUAL         3/31/99 ANNUALIZED        UNDERWRITTEN
                                                         -----------      ------------------        ------------
            EGI ...............................          $ 5,052,651          $ 5,038,700           $ 5,038,701
            Expenses ..........................          $ 2,238,898          $ 2,226,924           $ 2,423,020
                                                         -----------          -----------           -----------
            NOI ...............................          $ 2,813,753          $ 2,811,776           $ 2,615,681
            Cash Flow .........................          $ 2,570,793          $ 2,811,776           $ 2,475,181
                                                         -----------          -----------           -----------

            Occupancy .........................                  NAV                95.00%                90.33%
            DSCR based on NOI .................                 1.38x                1.38x                 1.28x
            DSCR based on Cash Flow ...........                 1.26x                1.38x                 1.21x

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    BANK OF AMERICA REGIONAL HEADQUARTERS - CONDUIT LOAN

    - THE LOAN. The Mortgage Loan (the "Bank of America Regional Headquarters Loan"), which is secured by a first mortgage encumbering an office building (the "Bank of America Regional Headquarters") in Rancho Cordova, Sacramento County, California, represents approximately 2.2% of the Initial Pool Balance. The subject office building is 100% occupied by Bank of America with a lease maturity date of February 23, 2011. Each of DCR and S&P rates the sole tenant's corporate debt AA-, Moody's rates the sole tenant's corporate debt Aa2, and Fitch rates it AA. Originated on February 23, 1999, the Bank of America Regional Headquarters Loan has a principal balance as of the Cut-off Date of $24,328,468.

        The Bank of America Regional Headquarters Loan was made to BARC, LLC, a single-asset bankruptcy-remote Delaware limited liability company which is owned 100% by YCMC, LLC, an Ohio limited liability company. Ownership of YCMC, LLC consists of the following: the GFW Family Trust (74% and also a borrower principal), C. Frederick Wehba II (10% and also a borrower principal), Chad Wehba (7%), TPF Trust III (5%), Christian F. Wehba 1998 Trust (2%), and Cyle F. Wehba 1998 Trust (2%). Due to loan size, the subject financing includes a non-consolidation opinion, lock box, and an independent director.

        The borrower, BARC, LLC, acquired title to the subject property from the prior developer/landlord (Panattoni-Catlin) through a sale/assignment of the tenant's right to purchase option as contained in the lease. Prior to the assignment of the right to purchase option, the seller carved out an adjacent parcel and recorded a reciprocal easement agreement.

        The Bank of America Regional Headquarters Loan was originated on February 23, 1999 and matures on February 1, 2011. The anticipated Maturity Date Loan-to-Value is 59.2%. The Bank of America Regional Headquarters Loan may not be prepaid prior to December 1, 2010. The Bank of America Regional Headquarters Loan may be prepaid without a prepayment penalty during the two (2) months preceding the maturity date.

        Additional terms and escrows for the Bank of America Regional Headquarters Loan are set forth in Annex A.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D
CERTIFICATES $813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    BANK OF AMERICA REGIONAL HEADQUARTERS - CONDUIT LOAN

    - THE PROPERTY. The Bank of America Regional Headquarters consists of a single-tenant 187,875 net rentable square foot build-to-suit office headquarters located on 10.94 acres at the southeast corner of Zinfandel Drive and White Rock Road in Rancho Cordova (Unincorporated), Sacramento County, California. The loan term is co-terminus with the twelve-year lease term. The subject improvements include a two-story Class "A" steel frame and concrete tilt-up office building. Construction on the center was completed in late 1997, and has been 100% occupied by the credit tenant ever since. Bank of America utilizes the facility as a regional headquarters, including a customer service, training, commercial banking, community banking, and processing center. The estimated remaining useful life of the facility is 40-45 years.

    - LOCK BOX ACCOUNT. The lender required a hard lock box for the loan term. The loan is serviced by L.J. Melody, and their agent is BancOne, which is rated AA- by Standard & Poor's and meets Standard & Poor's criteria of a fiduciary Lockbox trustee. The account was established to capture all rents paid by the tenant and disbursed as follows by the
        Lender: (1) Monthly Reserve Deposit to the Tax and Insurance Reserve Account, if applicable; (2) Monthly Payment Amount shall be deposited in the Debt Service Account for payment of Principal & Interest; (3) Maintenance, Repair or Replacement Reserve Account(s), if any, as may be required pursuant to the Loan Agreement, (4) reimbursement of any amounts expended by Lender to insure that parking requirements under the B of A Lease are complied with, if applicable, (5) any interest accruing at the Default rate and late payment charges, if any, (6) provided no Event of Default has occurred and remains uncured, all amounts remaining in the Lockbox Account after deposits for items (1) through (5) shall be paid to or at the written direction of Borrower. While no reserves are currently being collected under the loan, the documents provide for springing reserves in the event of certain defaults by the borrower or under the lease. Consequently, those items have a place in the waterfall even though they may not currently be collected.

        On the first Business Day of each month, Agent shall withdraw all funds on deposit in the Lockbox Account from all collections received during the previous calendar month and disburse such funds in the order of priority mentioned in the above paragraph.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    BANK OF AMERICA REGIONAL HEADQUARTERS - CONDUIT LOAN

    - PROPERTY MANAGEMENT. The Bank of America Regional Headquarters is managed by BFG Management Co., an affiliate of the Borrower, which reportedly has 17 commercial properties and approximately 1,400,000 square feet under management.

    -   OPERATING HISTORY.

                                                       APPRAISER'S       ORIGINATOR'S
                                                        ESTIMATE         UNDERWRITTEN
                                                       -----------       ------------
                    EGI ........................        $4,099,066         $4,099,066
                    Expenses ...................        $1,275,855         $1,326,623
                                                        ----------         ----------
                    NOI ........................        $2,823,211         $2,772,443
                    Cash Flow ..................        $2,823,211         $2,526,702
                                                        ==========         ==========

                    Occupancy ..................            100.00%            100.00%
                    DSCR based on NOI ..........              1.35x              1.33x
                    DSCR based on Cash Flow ....              1.35x              1.21x

        Due to the Bank of America Regional Headquarters change in lease terms from full service gross to NNN with the subject acquisition, the subject's financial history is not applicable.

        Tenant arranges and pays for all operating expenses directly with local providers, including taxes, insurance, janitorial, repairs & maintenance, roof repair, security and trash removal. Despite actual lease terms, all market-driven operating expense estimates and their full reimbursement were underwritten to provide a cost estimate to operate the subject building on an on-going basis.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    INDIAN HILLS AND THE CLUB MIRA LAGO - CONDUIT LOANS

    - THE LOANS. The Mortgage Loans (the "Indian Hills Loan" and the "Club Mira Lago Loan"), are each secured by a first deed of trust on an apartment. Indian Hills is located in Las Vegas, Nevada and Club Mira Lago is located in Coral Springs, Florida. Each represents approximately 2.1% and 1.9% of the Initial Pool Balance, respectively. Both loans were originated on 12/14/98. The Indian Hills Loan and the Club Mira Lago Loan have principal balances as of the Cut-off Date of $23,032,935 and $20,689,929 respectively. The Indian Hills Loan was made to Indian Hills, LLC and the Club Mira Lago Loan was made to Olen Residential Realty Encumbrance I Corp. Indian Hills, LLC is a single asset Nevada limited liability company and Olen Residential Realty Encumbrance I Corp is a single asset Florida corporation. Each is owned 100% by Olen Properties, Inc. Seller's counsel has provided both a satisfactory non-consolidation opinion and an opinion that the Borrower is a bankruptcy remote, special purpose entity with an independent director.

        The Indian Hills Loan and the Club Mira Lago Loan have remaining terms of 110 months and mature on January 1, 2009. The Indian Hills Loan and the Club Mira Lago Loan may not be prepaid prior to, and including, October 1, 2008. However, the Indian Hills Loan and The Club Mira Lago Loan are subject to Defeasance with United States Treasury obligations beginning two years from the Closing Date. The Indian Hills Loan and The Club Mira Lago Loan may be prepaid without the payment of a prepayment penalty during the three (3) months preceding the maturity date.

        Additional terms and escrows for Indian Hills Loan and the Club Mira Lago Loan are set forth in Annex A.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    INDIAN HILLS AND THE CLUB MIRA LAGO - CONDUIT LOANS

    - THE PROPERTIES. The property securing the Indian Hills Loan is a 484 unit apartment complex on 23 acres. It is located at 4550 Sahara Avenue in Las Vegas, Nevada which is about a mile west of the gambling strip. The tenant base at the property is over 70% professional or retiree with no concentration for any single employer. The complex was built in 1988. It consists of a building containing the club house and leasing office along with 60 buildings containing 192 one bedroom and 292 two bedroom apartment units. There are 436,620 NRSF with 484 covered parking spaces and 360 non-covered parking spaces. Project amenities include 3 swimming pools, a fitness centers, 2 lighted tennis courts, a full size basketball court, and picnic facilities. The units are large and have a full amenity package including full size washer / dryers, roman size bathtubs, microwaves, fireplaces in selected units, security systems, ceiling fans and patios or balconies.

        The property securing The Club Mira Lago Loan is a 304 unit apartment complex located in the southwestern portion of Coral Springs, Florida. Coral Springs is a bedroom community for Fort Lauderdale and Miami. Club Mira Lago was built in 1996. It consists of a building containing the club house and leasing office along with 26 buildings containing 16 one bedroom, 192 two bedroom and 96 three bedroom apartment units. The subject contains 377,440 NRSF on 15.69 acres with 600 open parking spaces. Project amenities include beach/boating access on a small lake, a swimming pool, clubhouse, fitness center, recreation room, and a recreation area of 2.73 acres containing 2 lighted tennis courts, a sand volley ball pit, a full basketball court, barbecue grills and picnic facilities. The units are spacious and have a full amenity package including full size washer/dryers, Roman size bathtubs, microwaves, ceiling fans, security systems, walk-in closets, and patios or balconies.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    INDIAN HILLS AND THE CLUB MIRA LAGO - CONDUIT LOANS

    - PROPERTY MANAGEMENT. Both properties are managed by the Olen Properties, Corp. ("Olen Properties"), an entity that is affiliated to the borrowing entity through common ownership. Olen Properties owns Olen Residential Realty Corp which owns the Indian Hills borrower and the Club Mira Lago borrower. Olen Properties manages a total of 8,247 units in 28 apartment communities located in either Las Vegas, the Coral Springs vicinity of Florida or San Bernardino, California. Within Las Vegas alone, Olen Properties manages 17 communities comprising a total of 5,749 units. Olen Properties also manages 11 communities comprising 2,498 units in the Coral Springs vicinity of east Florida and one project in San Bernardino, California. Other managed properties include 3 million square feet of office and industrial space in Orange County, California. Olen Properties is not a third-party fee based management company and only exists to exclusively manage company owned real estate.

    -   OPERATING HISTORY - INDIAN HILLS.

                                                        1997               1998           ORIGINATOR'S
                                                       ACTUAL             ACTUAL          UNDERWRITTEN
                                                     ----------         ----------        ------------
          EGI ...............................        $3,758,660         $3,971,327         $3,881,610
          Expenses ..........................        $1,126,957         $1,124,968         $1,282,662
                                                     ----------         ----------         ----------
          NOI ...............................        $2,631,703         $2,846,359         $2,598,948
          Cash Flow .........................        $2,547,783         $2,743,531         $2,462,460
                                                     ==========         ==========         ==========

          Occupancy .........................             91.50%             94.40%             92.50%
          DSCR based on NOI .................              1.39x              1.50x              1.37x
          DSCR based on Cash Flow ...........              1.34x              1.44x              1.30x

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

    INDIAN HILLS AND THE CLUB MIRA LAGO - CONDUIT LOANS

    -   OPERATING HISTORY - THE CLUB MIRA LAGO.

                                                        1997               1998           ORIGINATOR'S
                                                       ACTUAL             ACTUAL          UNDERWRITTEN
                                                     ----------         ----------        ------------
          EGI ...............................        $2,798,507         $3,774,827         $3,635,863
          Expenses ..........................        $  885,719         $1,122,659         $1,394,407
                                                     ----------         ----------         ----------
          NOI ...............................        $1,912,788         $2,652,168         $2,241,456
          Cash Flow .........................        $1,857,133         $2,582,838         $2,165,456
                                                     ==========         ==========         ==========

          Occupancy .........................             68.90%             93.10%             92.00%
          DSCR based on NOI .................              1.12x              1.55x              1.31x
          DSCR based on Cash Flow ...........              1.09x              1.51x              1.27x


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

PREPAYMENT PREMIUM ALLOCATION

        All Prepayment Premiums are distributed to Certificate holders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated among the Class A through D, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of total principal distribution to Certificate holders to which such class is entitled. Any excess amounts will be distributed to the Class X Certificates.

        The Discount Rate Fraction for Classes A through D is defined as:

              (Coupon on Class - Reinvestment Yield)
        ----------------------------------------------------
           (Gross Mortgage Loan Rate - Reinvestment Yield)

        The reinvestment yield may be adjusted to reflect a constant spread, see "Certain Characteristics Of The Mortgage Loans" in the Prospectus Supplement.

        Prepayment Premium Allocation Example:

        A yield maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases. The following example reflects that method, for additional types of yield maintenance see "Certain Characteristics Of The Mortgage Loans" in the Prospectus Supplement.

        General Prepayment Premium Allocation Example:

        Assuming the structure represented in this term sheet and the following assumptions:


        MORTGAGE LOAN CHARACTERISTICS OF LOAN BEING PREPAID:
        ------------------------------------------------------------------------
        Beginning Balance                                          $3,376,117.00
        Balance at Prepayment                                      $3,157,013.40
        Gross Mortgage Rate                                                8.227%
        Remaining Term (months)                                               77
        Remaining Amortization Term (months)                                 244
        Lock-out Period (months)                                              36
        Prepayment Received (month)                                           37
        Yield Maintenance Collected                                  $201,998.03
        Yield Maintenance Type                        Interest Rate Differential
                                                       (Type 1A - See Prospectus
                                                                     Supplement)

        CERTIFICATE CHARACTERISTICS:
        ------------------------------------------------------------------------
        Prepaid Principal                                          $3,150,124.52
        Class A-2 Initial Pass-Through Rate                                7.118%
        Reinvestment Yield                                                 6.046%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

PREPAYMENT PREMIUM ALLOCATION

                                                        BOND CLASS                  CLASS X
  DISCOUNT RATE FRACTION CALCULATION:                   ALLOCATION                CERTIFICATES
-----------------------------------------------------------------------------------------------
  (Bond Class Coupon - Reinvestment Yield)       7.118% - 6.046%    1.072%
 ------------------------------------------      --------------  =  -----        (100% - 49.162%)
 (Gross Mortgage Rate - Reinvestment Yield)      8.227% - 6.046%    2.181%


% of Premium allocated to Classes                          49.162%                    50.838%
(Discount Rate Fraction)
$ Premium allocated to Classes                            $99,306.52                $102,691.51


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

PRICE/YIELD TABLES

        The tables set forth hereafter show the corporate bond equivalent yield, modified duration weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 99-16 means 99(16/32)) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.

        The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of November 30, 1999 to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including November 1, 1999 to, but excluding the Settlement Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus dated October 1999 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown in bold face above such modified duration number in the middle pricing assumption row (i.e. the 9th number from the top of the column containing such modified duration number).

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

        SUBORDINATION PERCENTAGES

        The following tables set forth subordination percentages given an assumed prepayment speed. We cannot assure you that the Mortgage Loans will exhibit similar prepayment characteristics, nor can we make any other representation regarding what the actual performance of the Mortgage Loans will be. All percentages are based on the beginning principal balances of the related Distribution Date.

         --------------------------------------------------------------------------------------
         Prepayment (CPR)                  Scenario 1    Scenario 2    Scenario 3    Scenario 4
         --------------------------------------------------------------------------------------
         Portfolio Mortgage Loans
         --------------------------------------------------------------------------------------
         During YM                            0.0%          3.0%          6.0%          9.0%
         During Open/Fixed Penalty            0.0%          3.0%          6.0%          9.0%
         --------------------------------------------------------------------------------------
         Conduit Mortgage Loans
         --------------------------------------------------------------------------------------
         During YM                            0.0%          0.0%          0.0%          0.0%
         During Open/Fixed Penalty            0.0%          0.0%          0.0%          0.0%

         --------------------------------------------------------------------------------------
         Scenario 1                                               Period
         --------------------------------------------------------------------------------------
                                               1             24           60             84
         --------------------------------------------------------------------------------------
         AAA                                 27.17%        29.60%        34.37%        47.57%
         AA                                  22.14%        24.12%        28.01%        38.76%
         A                                   18.11%        19.74%        22.92%        31.72%
         BBB                                 12.07%        13.16%        15.28%        21.14%

         --------------------------------------------------------------------------------------
         Scenario 2                                              Period
         --------------------------------------------------------------------------------------
                                               1             24            60            84
         --------------------------------------------------------------------------------------
         AAA                                 27.17%        30.47%        36.70%        50.23%
         AA                                  22.14%        24.83%        29.90%        40.93%
         A                                   18.11%        20.31%        24.47%        33.49%
         BBB                                 12.07%        13.54%        16.31%        22.32%

         --------------------------------------------------------------------------------------
         Scenario 3                                              Period
         --------------------------------------------------------------------------------------
                                               1             24            60            84
         --------------------------------------------------------------------------------------
         AAA                                 27.17%        31.37%        39.04%        52.68%
         AA                                  22.14%        25.56%        31.81%        42.92%
         A                                   18.11%        20.91%        26.03%        35.12%
         BBB                                 12.07%        13.94%        17.35%        23.41%

         --------------------------------------------------------------------------------------
         Scenario 4                                             Period
         --------------------------------------------------------------------------------------
                                               1             24            60            84
         --------------------------------------------------------------------------------------
         AAA                                 27.17%        32.29%        41.37%        54.89%
         AA                                  22.14%        26.31%        33.71%        44.73%
         A                                   18.11%        21.52%        27.58%        36.59%
         BBB                                 12.07%        14.35%        18.39%        24.40%

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-2

---------------------------------------------------------------------------------------------------------------
Security ID:                  NationsLink 99-2               Initial Balance:                        84,648,789
Settlement Date:                      11/30/99               Initial Pass-Through Rate:                  7.1180%
Accrual Start Date:                    11/1/99
First Pay Date:                       12/20/99
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
---------------------------------------------------------------------------------------------------------------------
Conduit Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

---------------------------------------------------------------------------------------------------------------------
                                Scenario 1     Scenario 2    Scenario 3      Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
              99-16                7.25           7.38           7.45           7.50           7.58           7.70
              99-18                7.24           7.36           7.43           7.48           7.56           7.68
              99-20                7.22           7.34           7.40           7.45           7.53           7.65
              99-22                7.21           7.32           7.38           7.43           7.51           7.62
              99-24                7.19           7.30           7.36           7.41           7.48           7.59
              99-26                7.18           7.29           7.34           7.38           7.46           7.57
              99-28                7.16           7.27           7.32           7.36           7.43           7.54
              99-30                7.15           7.25           7.30           7.34           7.41           7.51
             100-00                7.13           7.23           7.28           7.32           7.38           7.49
             100-02                7.12           7.21           7.26           7.29           7.36           7.46
             100-04                7.11           7.19           7.24           7.27           7.33           7.43
             100-06                7.09           7.18           7.22           7.25           7.31           7.41
             100-08                7.08           7.16           7.20           7.23           7.28           7.38
             100-10                7.06           7.14           7.18           7.20           7.26           7.35
             100-12                7.05           7.12           7.16           7.18           7.23           7.33
             100-14                7.03           7.10           7.14           7.16           7.21           7.30
             100-16                7.02           7.08           7.12           7.13           7.19           7.27
WAL (Yrs)                          5.19           4.02           3.52           3.15           2.88           2.65
Mod Dur                            4.19           3.37           3.00           2.72           2.51           2.33
First Prin Date              04/20/2004     11/20/2002     10/20/2002     07/20/2002     03/20/2002     11/20/2001
Final Prin Date              09/20/2005     11/20/2004     06/20/2004     10/20/2003     05/20/2003     01/20/2003
Prin Window                          18             25             21             16             15             15

----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                            Money Market Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                      Term (Yrs)    Yield (BEY%)
                                                                                                 ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999            1/12         4.700
Prepay Rates are a Constant % of CPR                                                                      1/4         5.150
100% of All Prepayment Premiums are assumed to be collected                                               1/2         5.600
Prepayment Premiums are allocated to one or more classes                                                    1         5.650
of the offered certificates as described under "Description of the Certificates-Distributions-              2         5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                          5         6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                                Treasury Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                     Term (Yrs)     Yield (BEY%)
                                                                                                     -----------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999             1/4         5.130
Prepay Rates are a Constant % of CPR                                                                      1/2         5.330
100% of All Prepayment Premiums are assumed to be collected                                                 1         5.530
Prepayment Premiums are allocated to one or more classes                                                    2         5.970
of the offered certificates as described under "Description of the Certificates-Distributions-              5         6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                         10         6.230
No Extensions on any Mortgage Loan                                                                         30         6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------


    RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
                                   PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-3

----------------------------------------------------------------------------------------------------------------------
Security ID:                NationsLink 99-2                       Initial Balance:                        232,000,439
Settlement Date:                    11/30/99                       Initial Pass-Through Rate:                   7.4300%
Accrual Start Date:                  11/1/99
First Pay Date:                     12/20/99
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
---------------------------------------------------------------------------------------------------------------------
Conduit Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

---------------------------------------------------------------------------------------------------------------------
                                Scenario 1     Scenario 2    Scenario 3      Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
              99-16                7.57           7.58           7.59           7.62           7.66           7.70
              99-18                7.55           7.57           7.58           7.61           7.65           7.68
              99-20                7.54           7.56           7.57           7.60           7.63           7.67
              99-22                7.53           7.54           7.55           7.58           7.62           7.65
              99-24                7.52           7.53           7.54           7.57           7.60           7.64
              99-26                7.50           7.52           7.53           7.55           7.59           7.62
              99-28                7.49           7.50           7.51           7.54           7.57           7.61
              99-30                7.48           7.49           7.50           7.53           7.56           7.59
             100-00                7.47           7.48           7.49           7.51           7.54           7.58
             100-02                7.45           7.46           7.47           7.50           7.53           7.56
             100-04                7.44           7.45           7.46           7.49           7.51           7.55
             100-06                7.43           7.44           7.45           7.47           7.50           7.53
             100-08                7.42           7.42           7.43           7.46           7.49           7.52
             100-10                7.40           7.41           7.42           7.44           7.47           7.50
             100-12                7.39           7.40           7.41           7.43           7.46           7.49
             100-14                7.38           7.39           7.39           7.42           7.44           7.47
             100-16                7.37           7.37           7.38           7.40           7.43           7.46
WAL (Yrs)                          6.55           6.16           5.95           5.70           5.43           5.15
Mod Dur                            5.00           4.77           4.63           4.47           4.29           4.10
First Prin Date              09/20/2005     11/20/2004     06/20/2004     10/20/2003     05/20/2003     01/20/2003
Final Prin Date              09/20/2007     03/20/2007     01/20/2007     12/20/2006     08/20/2006     06/20/2006
Prin Window                          25             29             32             39             40             42


----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                            Money Market Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                      Term (Yrs)    Yield (BEY%)
                                                                                                 ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999            1/12         4.700
Prepay Rates are a Constant % of CPR                                                                      1/4         5.150
100% of All Prepayment Premiums are assumed to be collected                                               1/2         5.600
Prepayment Premiums are allocated to one or more classes                                                    1         5.650
of the offered certificates as described under "Description of the Certificates-Distributions-              2         5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                          5         6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                                Treasury Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                     Term (Yrs)     Yield (BEY%)
                                                                                                     -----------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999             1/4         5.130
Prepay Rates are a Constant % of CPR                                                                      1/2         5.330
100% of All Prepayment Premiums are assumed to be collected                                                 1         5.530
Prepayment Premiums are allocated to one or more classes                                                    2         5.970
of the offered certificates as described under "Description of the Certificates-Distributions-              5         6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                         10         6.230
No Extensions on any Mortgage Loan                                                                         30         6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------


     RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
                                   PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-4

----------------------------------------------------------------------------------------------------------------------
Security ID:                NationsLink 99-2                       Initial Balance:                        110,485,256
Settlement Date:                    11/30/99                       Initial Pass-Through Rate:                   7.6626%
Accrual Start Date:                  11/1/99
First Pay Date:                     12/20/99
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
---------------------------------------------------------------------------------------------------------------------
Conduit Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

---------------------------------------------------------------------------------------------------------------------
                                Scenario 1     Scenario 2    Scenario 3      Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
              98-30                7.83           7.82           7.82           7.82           7.82           7.82
              99-02                7.81           7.80           7.80           7.79           7.79           7.79
              99-06                7.79           7.78           7.78           7.77           7.77           7.77
              99-10                7.76           7.76           7.75           7.75           7.75           7.75
              99-14                7.74           7.74           7.73           7.73           7.73           7.73
              99-18                7.72           7.71           7.71           7.71           7.71           7.71
              99-22                7.70           7.69           7.69           7.69           7.69           7.68
              99-26                7.68           7.67           7.67           7.67           7.66           7.66
              99-30                7.66           7.65           7.65           7.64           7.64           7.64
             100-02                7.64           7.63           7.63           7.62           7.62           7.62
             100-06                7.62           7.61           7.61           7.60           7.60           7.60
             100-10                7.60           7.59           7.58           7.58           7.58           7.57
             100-14                7.58           7.57           7.56           7.56           7.56           7.55
             100-18                7.56           7.55           7.54           7.54           7.53           7.53
             100-22                7.54           7.53           7.52           7.52           7.51           7.51
             100-26                7.52           7.51           7.50           7.49           7.49           7.49
             100-30                7.50           7.49           7.48           7.47           7.47           7.46
WAL (Yrs)                          8.54           8.33           8.20           8.07           7.93           7.78
Mod Dur                            6.05           5.94           5.88           5.81           5.73           5.65
First Prin Date              09/20/2007     03/20/2007     01/20/2007     12/20/2006     08/20/2006     06/20/2006
Final Prin Date              10/20/2008     10/20/2008     10/20/2008     10/20/2008     10/20/2008     10/20/2008
Prin Window                          14             20             22             23             27             29


----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                            Money Market Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                      Term (Yrs)    Yield (BEY%)
                                                                                                 ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999            1/12         4.700
Prepay Rates are a Constant % of CPR                                                                      1/4         5.150
100% of All Prepayment Premiums are assumed to be collected                                               1/2         5.600
Prepayment Premiums are allocated to one or more classes                                                    1         5.650
of the offered certificates as described under "Description of the Certificates-Distributions-              2         5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                          5         6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                                Treasury Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                     Term (Yrs)     Yield (BEY%)
                                                                                                     -----------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999             1/4         5.130
Prepay Rates are a Constant % of CPR                                                                      1/2         5.330
100% of All Prepayment Premiums are assumed to be collected                                                 1         5.530
Prepayment Premiums are allocated to one or more classes                                                    2         5.970
of the offered certificates as described under "Description of the Certificates-Distributions-              5         6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                         10         6.230
No Extensions on any Mortgage Loan                                                                         30         6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

     RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
                                   PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-1C

----------------------------------------------------------------------------------------------------------------------
Security ID:                NationsLink 99-2                       Initial Balance:                        103,960,279
Settlement Date:                    11/30/99                       Initial Pass-Through Rate:                   7.2290%
Accrual Start Date:                  11/1/99
First Pay Date:                     12/20/99
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty          0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
---------------------------------------------------------------------------------------------------------------------
Conduit Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
During YM                          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

---------------------------------------------------------------------------------------------------------------------
                                Scenario 1     Scenario 2    Scenario 3      Scenario 4     Scenario 5     Scenario 6
---------------------------------------------------------------------------------------------------------------------
              99-00                7.48           7.48           7.48           7.48           7.48           7.48
              99-04                7.46           7.46           7.46           7.46           7.46           7.46
              99-08                7.43           7.43           7.43           7.43           7.43           7.43
              99-12                7.40           7.40           7.40           7.40           7.40           7.40
              99-16                7.37           7.37           7.37           7.37           7.37           7.37
              99-20                7.34           7.34           7.34           7.34           7.34           7.34
              99-24                7.31           7.31           7.31           7.31           7.31           7.31
              99-28                7.28           7.28           7.28           7.28           7.28           7.28
             100-00                7.25           7.25           7.25           7.25           7.25           7.25
             100-04                7.22           7.22           7.22           7.22           7.22           7.22
             100-08                7.19           7.19           7.19           7.19           7.19           7.19
             100-12                7.16           7.16           7.16           7.16           7.16           7.16
             100-16                7.13           7.13           7.13           7.13           7.13           7.13
             100-20                7.10           7.10           7.10           7.10           7.10           7.10
             100-24                7.07           7.07           7.07           7.07           7.07           7.07
             100-28                7.05           7.05           7.05           7.05           7.05           7.05
             101-00                7.02           7.02           7.02           7.02           7.02           7.02
WAL (Yrs)                          5.50           5.50           5.50           5.50           5.50           5.50
Mod Dur                            4.25           4.25           4.25           4.25           4.25           4.25
First Prin Date              12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999
Final Prin Date              01/20/2008     01/20/2008     01/20/2008     01/20/2008     01/20/2008     01/20/2008
Prin Window                          98             98             98             98             98             98


----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                            Money Market Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                      Term (Yrs)    Yield (BEY%)
                                                                                                 ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999           1/12         4.700
Prepay Rates are a Constant % of CPR                                                                     1/4         5.150
100% of All Prepayment Premiums are assumed to be collected                                              1/2         5.600
Prepayment Premiums are allocated to one or more classes                                                   1         5.650
of the offered certificates as described under "Description of the Certificates-Distributions-             2         5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                         5         6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Assumptions                                                Treasury Curve as of 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                     Term (Yrs)     Yield (BEY%)
                                                                                                     -----------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999            1/4         5.130
Prepay Rates are a Constant % of CPR                                                                     1/2         5.330
100% of All Prepayment Premiums are assumed to be collected                                                1         5.530
Prepayment Premiums are allocated to one or more classes                                                   2         5.970
of the offered certificates as described under "Description of the Certificates-Distributions-             5         6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                        10         6.230
No Extensions on any Mortgage Loan                                                                        30         6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

   RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
                                   PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,23 (APPROXIMATE)


                        PRICE/YIELD TABLE - CLASS A-2C

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                 NationsLink 99-2                           Initial Balance:                        114,048,463
Settlement Date:                        11/30/99                        Initial Pass-Through Rate:                  7.4720%
Accrual Start Date:                      11/1/99
First Pay Date:                         12/20/99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
During YM                              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
Conduit Mortgage Loans
During YM                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
          99-00                        7.67            7.66            7.66            7.66            7.66            7.65
          99-04                        7.65            7.64            7.64            7.64            7.63            7.63
          99-08                        7.63            7.62            7.62            7.62            7.61            7.61
          99-12                        7.60            7.60            7.60            7.60            7.59            7.59
          99-16                        7.58            7.58            7.58            7.58            7.57            7.57
          99-20                        7.56            7.56            7.56            7.56            7.55            7.55
          99-24                        7.54            7.54            7.54            7.54            7.53            7.53
          99-28                        7.52            7.52            7.52            7.51            7.51            7.51
         100-00                        7.50            7.50            7.50            7.49            7.49            7.49
         100-04                        7.48            7.48            7.48            7.47            7.47            7.47
         100-08                        7.46            7.46            7.46            7.45            7.45            7.45
         100-12                        7.44            7.44            7.44            7.43            7.43            7.43
         100-16                        7.42            7.42            7.42            7.41            7.41            7.41
         100-20                        7.40            7.40            7.40            7.39            7.39            7.39
         100-24                        7.38            7.38            7.38            7.37            7.37            7.37
         100-28                        7.36            7.36            7.36            7.35            7.35            7.35
         101-00                        7.34            7.34            7.34            7.33            7.33            7.33
WAL (Yrs)                              8.59            8.59            8.59            8.59            8.59            8.59
Mod Dur                                6.12            6.12            6.12            6.12            6.12            6.13
First Prin Date                  01/20/2008      01/20/2008      01/20/2008      01/20/2008      01/20/2008      01/20/2008
Final Prin Date                  10/20/2008      10/20/2008      10/20/2008      10/20/2008      10/20/2008      10/20/2008
Prin Window                              10              10              10              10              10              10

-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                Money Market Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999         1/12                4.700
Prepay Rates are a Constant % of CPR                                                                   1/4                5.150
100% of All Prepayment Premiums are assumed to be collected                                            1/2                5.600
Prepayment Premiums are allocated to one or more classes                                                1                 5.650
of the offered certificates as described under "Description of the Certificates-Distributions-          2                 5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      5                 6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                   Treasury Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                5.130
Prepay Rates are a Constant % of CPR                                                                   1/2                5.330
100% of All Prepayment Premiums are assumed to be collected                                              1                5.530
Prepayment Premiums are allocated to one or more classes                                                 2                5.970
of the offered certificates as described under "Description of the Certificates-Distributions-           5                6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      10                6.230
No Extensions on any Mortgage Loan                                                                      30                6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS B

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                 NationsLink 99-2                           Initial Balance:                        56,107,669
Settlement Date:                        11/30/99                        Initial Pass-Through Rate:                 7.6626%
Accrual Start Date:                      11/1/99
First Pay Date:                         12/20/99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
During YM                              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
Conduit Mortgage Loans
During YM                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
          98-08                        7.93            7.91            7.90            7.89            7.89            7.88
          98-12                        7.91            7.89            7.88            7.87            7.87            7.86
          98-16                        7.89            7.87            7.86            7.85            7.85            7.84
          98-20                        7.87            7.85            7.84            7.83            7.83            7.82
          98-24                        7.85            7.83            7.82            7.81            7.81            7.80
          98-28                        7.83            7.81            7.80            7.79            7.79            7.78
          99-00                        7.81            7.79            7.78            7.77            7.76            7.76
          99-04                        7.79            7.77            7.76            7.75            7.74            7.74
          99-08                        7.77            7.75            7.74            7.73            7.72            7.72
          99-12                        7.74            7.73            7.72            7.71            7.70            7.70
          99-16                        7.72            7.71            7.70            7.69            7.68            7.68
          99-20                        7.70            7.69            7.68            7.67            7.66            7.66
          99-24                        7.68            7.67            7.66            7.65            7.64            7.64
          99-28                        7.66            7.65            7.64            7.63            7.62            7.62
         100-00                        7.65            7.63            7.62            7.61            7.60            7.60
         100-04                        7.63            7.61            7.60            7.59            7.58            7.58
         100-08                        7.61            7.59            7.58            7.57            7.56            7.56
WAL (Yrs)                              8.92            8.91            8.90            8.90            8.90            8.90
Mod Dur                                6.23            6.23            6.23            6.23            6.23            6.23
First Prin Date                  10/20/2008      10/20/2008      10/20/2008      10/20/2008      10/20/2008      10/20/2008
Final Prin Date                  11/20/2008      11/20/2008      11/20/2008      11/20/2008      11/20/2008      11/20/2008
Prin Window                               2               2               2               2               2               2

-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                Money Market Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999         1/12                4.700
Prepay Rates are a Constant % of CPR                                                                   1/4                5.150
100% of All Prepayment Premiums are assumed to be collected                                            1/2                5.600
Prepayment Premiums are allocated to one or more classes                                                1                 5.650
of the offered certificates as described under "Description of the Certificates-Distributions-          2                 5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      5                 6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                   Treasury Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                5.130
Prepay Rates are a Constant % of CPR                                                                   1/2                5.330
100% of All Prepayment Premiums are assumed to be collected                                              1                5.530
Prepayment Premiums are allocated to one or more classes                                                 2                5.970
of the offered certificates as described under "Description of the Certificates-Distributions-           5                6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      10                6.230
No Extensions on any Mortgage Loan                                                                      30                6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS C

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                 NationsLink 99-2                           Initial Balance:                        44,886,135
Settlement Date:                        11/30/99                        Initial Pass-Through Rate:                 7.6626%
Accrual Start Date:                      11/1/99
First Pay Date:                         12/20/99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
During YM                              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
Conduit Mortgage Loans
During YM                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------

          97-00                        8.12            8.11            8.10            8.09            8.09            8.08
          97-04                        8.10            8.09            8.08            8.07            8.07            8.06
          97-08                        8.08            8.07            8.06            8.05            8.05            8.04
          97-12                        8.06            8.05            8.04            8.03            8.02            8.02
          97-16                        8.04            8.03            8.02            8.01            8.00            8.00
          97-20                        8.02            8.01            8.00            7.99            7.98            7.98
          97-24                        8.00            7.99            7.98            7.97            7.96            7.96
          97-28                        7.98            7.97            7.96            7.95            7.94            7.94
          98-00                        7.96            7.95            7.94            7.93            7.92            7.92
          98-04                        7.94            7.93            7.92            7.91            7.90            7.90
          98-08                        7.92            7.91            7.90            7.89            7.88            7.88
          98-12                        7.90            7.89            7.88            7.87            7.86            7.86
          98-16                        7.88            7.87            7.86            7.85            7.84            7.84
          98-20                        7.86            7.85            7.84            7.83            7.82            7.81
          98-24                        7.84            7.83            7.82            7.81            7.80            7.79
          98-28                        7.82            7.81            7.80            7.79            7.78            7.77
          99-00                        7.80            7.79            7.78            7.77            7.76            7.75
WAL (Yrs)                              9.09            9.07            9.06            9.05            9.05            9.04
Mod Dur                                6.29            6.28            6.28            6.28            6.27            6.27
First Prin Date                  11/20/2008      11/20/2008      11/20/2008      11/20/2008      11/20/2008      11/20/2008
Final Prin Date                  01/20/2009      01/20/2009      01/20/2009      01/20/2009      01/20/2009      01/20/2009
Prin Window                               3               3               3               3               3               3

-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                Money Market Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999         1/12                4.700
Prepay Rates are a Constant % of CPR                                                                   1/4                5.150
100% of All Prepayment Premiums are assumed to be collected                                            1/2                5.600
Prepayment Premiums are allocated to one or more classes                                                1                 5.650
of the offered certificates as described under "Description of the Certificates-Distributions-          2                 5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      5                 6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                   Treasury Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY%)
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                5.130
Prepay Rates are a Constant % of CPR                                                                   1/2                5.330
100% of All Prepayment Premiums are assumed to be collected                                              1                5.530
Prepayment Premiums are allocated to one or more classes                                                 2                5.970
of the offered certificates as described under "Description of the Certificates-Distributions-           5                6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      10                6.230
No Extensions on any Mortgage Loan                                                                      30                6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS D

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                 NationsLink 99-2                           Initial Balance:                        67,329,203
Settlement Date:                        11/30/99                        Initial Pass-Through Rate:                 7.6626%
Accrual Start Date:                      11/1/99
First Pay Date:                         12/20/99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
During YM                              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
Conduit Mortgage Loans
During YM                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
          93-14                        8.72            8.70            8.69            8.68            8.68            8.67
          93-18                        8.69            8.68            8.67            8.66            8.65            8.65
          93-22                        8.67            8.66            8.65            8.64            8.63            8.62
          93-26                        8.65            8.64            8.63            8.62            8.61            8.60
          93-30                        8.63            8.61            8.61            8.60            8.59            8.58
          94-02                        8.61            8.59            8.58            8.58            8.57            8.56
          94-06                        8.59            8.57            8.56            8.56            8.55            8.54
          94-10                        8.57            8.55            8.54            8.53            8.53            8.52
          94-14                        8.55            8.53            8.52            8.51            8.51            8.50
          94-18                        8.53            8.51            8.50            8.49            8.48            8.48
          94-22                        8.50            8.49            8.48            8.47            8.46            8.46
          94-26                        8.48            8.47            8.46            8.45            8.44            8.43
          94-30                        8.46            8.45            8.44            8.43            8.42            8.41
          95-02                        8.44            8.42            8.42            8.41            8.40            8.39
          95-06                        8.42            8.40            8.40            8.39            8.38            8.37
          95-10                        8.40            8.38            8.38            8.37            8.36            8.35
          95-14                        8.38            8.36            8.35            8.35            8.34            8.33
WAL (Yrs)                              9.16            9.15            9.15            9.14            9.14            9.14
Mod Dur                                6.25            6.25            6.25            6.25            6.25            6.25
First Prin Date                  01/20/2009      01/20/2009      01/20/2009      01/20/2009      01/20/2009      01/20/2009
Final Prin Date                  02/20/2009      02/20/2009      02/20/2009      02/20/2009      02/20/2009      02/20/2009
Prin Window                               2               2               2               2               2               2

-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                Money Market Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY)%
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999         1/12                4.700
Prepay Rates are a Constant % of CPR                                                                   1/4                5.150
100% of All Prepayment Premiums are assumed to be collected                                            1/2                5.600
Prepayment Premiums are allocated to one or more classes                                                1                 5.650
of the offered certificates as described under "Description of the Certificates-Distributions-          2                 5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      5                 6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                   Treasury Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY)%
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                5.130
Prepay Rates are a Constant % of CPR                                                                   1/2                5.330
100% of All Prepayment Premiums are assumed to be collected                                              1                5.530
Prepayment Premiums are allocated to one or more classes                                                 2                5.970
of the offered certificates as described under "Description of the Certificates-Distributions-           5                6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      10                6.230
No Extensions on any Mortgage Loan                                                                      30                6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-2
CLASS A-2, A-3, A-4, A-1C, A-2C, X, B, C AND D CERTIFICATES
$813,466,233
(APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS X

-----------------------------------------------------------------------------------------------------------------
Security ID:             NationsLink 99-2                       Initial Balance:                    1,115,186,747
Settlement Date:                    11/30/99                    Initial Pass-Through Rate:                0.5809%
Accrual Start Date:                  11/1/99
First Pay Date:                     12/20/99
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5
-----------------------------------------------------------------------------------------------------------------
Portfolio Mortgage Loans
During YM                              6.00%            6.00%            6.00%         6.00%           6.00%
During Open/Fixed Penalty              0.00%           25.00%           50.00%        75.00%         100.00%
Conduit Mortgage Loans
During YM                              0.00%            0.00%            0.00%         0.00%           0.00%
During Open/Fixed Penalty              0.00%           25.00%           50.00%        75.00%         100.00%

-----------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1       Scenario 2      Scenario 3     Scenario 4      Scenario 5
-----------------------------------------------------------------------------------------------------------------
         2-11.0                       14.21            13.90            13.70         13.55           13.26
         2-11.5                       13.96            13.65            13.45         13.31           13.02
         2-12.0                       13.72            13.41            13.21         13.07           12.78
         2-12.5                       13.48            13.17            12.97         12.83           12.54
         2-13.0                       13.24            12.93            12.73         12.60           12.31
         2-13.5                       13.00            12.70            12.50         12.36           12.08
         2-14.0                       12.77            12.46            12.27         12.13           11.85
         2-14.5                       12.53            12.24            12.04         11.91           11.62
         2-15.0                       12.31            12.01            11.82         11.68           11.40
         2-15.5                       12.08            11.79            11.59         11.46           11.18
         2-16.0                       11.86            11.56            11.38         11.24           10.96
         2-16.5                       11.64            11.35            11.16         11.03           10.75
         2-17.0                       11.42            11.13            10.94         10.81           10.53
         2-17.5                       11.21            10.92            10.73         10.60           10.32
         2-18.0                       10.99            10.71            10.52         10.40           10.11
         2-18.5                       10.79            10.50            10.32         10.19            9.91
         2-19.0                       10.58            10.29            10.11          9.99            9.71
WAL (Yrs)                              6.43             6.41             6.39          6.38            6.29
Mod Dur                                2.74             2.76             2.78          2.79            2.80
First Prin Date                  12/20/1999       12/20/1999       12/20/1999    12/20/1999      12/20/1999
Final Prin Date                  08/20/2013       08/20/2013       08/20/2013    08/20/2013      05/20/2013
Prin Window                             165              165              165           165             162

-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                Money Market Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY)%
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999         1/12                4.700
Prepay Rates are a Constant % of CPR                                                                   1/4                5.150
100% of All Prepayment Premiums are assumed to be collected                                            1/2                5.600
Prepayment Premiums are allocated to one or more classes                                                1                 5.650
of the offered certificates as described under "Description of the Certificates-Distributions-          2                 5.950
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      5                 6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


-----------------------------------------------------------------------------------------------------------------------------------
                                       Assumptions                                                   Treasury Curve as of 10/26/99
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)        Yield (BEY)%
                                                                                                  ---------------------------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                5.130
Prepay Rates are a Constant % of CPR                                                                   1/2                5.330
100% of All Prepayment Premiums are assumed to be collected                                              1                5.530
Prepayment Premiums are allocated to one or more classes                                                 2                5.970
of the offered certificates as described under "Description of the Certificates-Distributions-           5                6.140
Distributions of Prepayment Premiums" in the Prospectus Supplement                                      10                6.230
No Extensions on any Mortgage Loan                                                                      30                6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.